Filed with the U.S. Securities and Exchange Commission on January 23, 2015

1933 Act Registration File No. 333-108394
1940 Act File No. 811-21422

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 60	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 61	☒
(Check appropriate box or boxes.)

Trust for Advised Portfolios
 (Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Numbers, Including Area Code) (414) 765-6609

Christopher E. Kashmerick, President
Trust for Advised Portfolios
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:

Christopher Menconi, Esquire
Morgan, Lewis & Bockius, LLP
2020 K Street NW
Washington, D.C. 20006-1806

It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
[x]	on January 25, 2015 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 60 to the Registration Statement of the Trust for Advised Portfolios (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended September 30, 2014, for the Trust’s series: Ziegler Strategic Income Fund.

P R O S P E C T U S January 25, 2015

Ziegler Strategic Income Fund
Investor Class (Nasdaq Symbol: ZLSCX)
Institutional Class (Nasdaq Symbol: ZLSIX)

A series of Trust for Advised Portfolios (the “Trust”)

The Ziegler Strategic Income Fund (the “Strategic Income Fund” or the “Fund”) seeks total return comprised of current income and capital appreciation. The Strategic Income Fund currently offers two classes of shares.  The classes differ only in their ongoing fees and investment eligibility requirements.

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how the Strategic Income Fund invests and the services it offers to shareholders.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

Table of Contents - Prospectus

SUMMARY SECTION

Investment Objective
The Strategic Income Fund seeks total return comprised of current income and capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold Investor Class or Institutional Class shares of the Strategic Income Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class		Institutional Class
Management Fees		0.65%		0.65%
Distribution and/or Service (12b-1) Fees		0.25%		None
Other Expenses		2.20%		2.35%
Service Fees	None		0.15%
Dividends and Interest on Short Sales(1)	1.61%		1.61%
All Remaining Other Expenses	0.59%		0.59%
Total Annual Fund Operating Expenses(2)		3.10%		3.00%
Less Expense Reimbursement(3)		(0.43)%		(0.43)%
Total Annual Fund Operating Expenses After Expense Reimbursement		2.67%		2.57%
______________
(1) The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense.  These expenses are not fees charged to shareholders but are similar to finance charges incurred in borrowing transactions.  The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).
(2) Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include acquired fund fees and expenses which are those expenses incurred directly by the Fund as a result of acquiring investments in shares of one or more other investment companies.
(3) Pursuant to a contractual fee waiver and reimbursement agreement, Ziegler Capital Management, LLC (the “Adviser”) will reimburse the Strategic Income Fund for expenses related to the Investor Class Shares in excess of 1.05% and Institutional Class shares in excess of 0.95%, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and dividend expense relating to short sales, borrowing costs, extraordinary expenses and brokers’ commissions and other charges relating to the purchase and sale of the Strategic Income Fund’s portfolio securities.  To the extent any such excluded expenses were incurred, the Strategic Income Fund would incur total annual fund operating expenses after expense reimbursement greater than the applicable expense limitation.  The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the Strategic Income Fund, provided that the total operating expenses of the Strategic Income Fund, including the recoupment, do not exceed the established cap on expenses for that year.  The agreement will not be terminated prior to January 31, 2016.

Table of Contents - Prospectus

Example

This Example is intended to help you compare the cost of investing in the Strategic Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Strategic Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Strategic Income Fund’s operating expenses remain the same (except that the example reflects the expense reimbursement for the one-year period and the first year of the remaining periods).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$270	$917	$1,588	$3,381
Institutional Class	$260	$887	$1,539	$3,288

Portfolio Turnover

The Strategic Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Strategic Income Fund’s performance. During the fiscal year ended September 30, 2014, the Strategic Income Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies
In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus borrowings for investment purposes) will be invested in U.S. and foreign debt securities (U.S. dollar denominated) consisting of corporate bonds and debentures, U.S. government securities, mortgage-backed securities issued by U.S. government-sponsored enterprises (“agency mortgage-backed securities”) and mortgage-backed securities sponsored by private companies other than U.S. government sponsored enterprises (“non-agency mortgage-backed securities”), securities of real estate investment trusts that invest principally in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s adviser believes have debt-like characteristics, both investment and non-investment grade credit quality.  The Strategic Income Fund is not limited with respect to its portfolio maturity or duration.  The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features.

The Strategic Income Fund also may invest up to 25% of its net assets in corporate loans.

The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade (commonly known as junk bonds or high yield bonds).  Non-investment grade debt securities acquired by the Strategic Income Fund will principally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Strategic Income Fund’s investment adviser to be of similar quality.  Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

Table of Contents - Prospectus

To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives.  The principal short-term trading strategies are identified below.  When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market.

Convertible Arbitrage.  This strategy involves the Strategic Income Fund purchasing a convertible bond and selling short the underlying common stock.  This strategy seeks to principally profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock.  This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the conversion feature of the convertible bond.

Relative Value Arbitrage.  This strategy attempts to take advantage of relative pricing discrepancies between related fixed income and/or equity securities.  For example, the Strategic Income Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer.  In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher.  Another example might involve the Strategic Income Fund purchasing a security of an issuer and selling short a comparable security of another issuer in the same industry.  In this example the trade could be profitable if changing conditions in an industry affected the issuers differently.

Fixed Income Arbitrage.  This strategy attempts to take advantage of a flattening or steepening of the yield curve.  An example could involve the Strategic Income Fund buying a two year Treasury security and selling short a ten year Treasury security.

Merger Arbitrage.  The most common merger arbitrage activity, and the approach the Strategic Income Fund principally uses, involves purchasing debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  The Strategic Income Fund’s investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities.  In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Directional Investment Strategies.  The Strategic Income Fund may take “outright” directional (long or short) market positions.  Directional strategies seek to exploit broad market trends in interest rates, commodity prices or debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities.  These strategies are: (1) Long/Short: a strategy that seeks to invest in securities the Adviser believes to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an index or the securities of a company that the Adviser believes is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve, by using short sales or options, financial futures and options on futures to hedge risk.  Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.  (2) Long-Only:  a strategy that seeks to invest in securities that are believed to have appreciation potential.  This strategy may concentrate in certain markets, industries or geographical areas.  Given the diverse and available sectors that the Fund may invest in dynamically along with its ability to hedge credit and interest rate risk, the advisor believes that there are no appropriate benchmarks available.  This strategy is principally managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis, which means that rather than focusing principally on the performance of the securities compared to a benchmark, the Adviser focuses on those securities that the Adviser believes are undervalued and offer high growth opportunities.  (3) Short-Only: a strategy that seeks to identify securities that are expected to depreciate in value.  In a short sale, the Strategic Income Fund borrows a security from a broker, and then sells it.  If the value of the security goes down, the Strategic Income Fund can buy it back in the market and return it to the broker, making a profit.  The determination to utilize these strategies frequently results from opportunities identified in the course of implementing the Adviser’s core arbitrage and relative value strategies, as a result of which the Adviser may identify certain securities which it believes to be materially overpriced or underpriced.

Table of Contents - Prospectus

Opportunistic Investing.  In the course of researching and implementing the Strategic Income Fund’s investment strategies, the Adviser may identify unrelated trading or investment opportunities which the Adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives.  The Adviser will attempt to exploit these opportunities.

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return).  These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps).  The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

The Strategic Income Fund may also invest in credit default swaps.  Credit default swaps are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default).  Credit default swaps share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk.

Investment decisions are based on fundamental market factors like yield and credit quality differences among bonds, as well as demand and supply trends.  Investment decisions are also based on technical factors like price momentum, market sentiment, and supply or demand imbalances.  The Strategic Income Fund sells holdings for a variety of reasons (for example, to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure).

The Strategic Income Fund is intended for investors who seek high current income and can accept the risks involved with its investments, and who can accept the fact that there will be principal fluctuation.

Principal Investment Risks

Investors in the Strategic Income Fund may lose money.  There are risks associated with the types of securities in which the Strategic Income Fund invests.  These risks are:

●	Interest Rate Risk:

Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, the Strategic Income Fund’s share price.  The longer the Strategic Income Fund’s effective maturity and duration, the more its share price is likely to react to interest rates.

Table of Contents - Prospectus

●	Call Risk:
Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer “calls” its bond during a time of declining interest rates, the Strategic Income Fund might have to reinvest the proceeds in an investment offering a lower yield.

●	Credit Risk:
Failure of a bond issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond’s price to fall, potentially lowering the Strategic Income Fund’s share price.  The Strategic Income Fund, in addition to investing in investment grade bonds, may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default.

●	High-Yield Bond Risk:
Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Real Estate Investment Trust (“REIT”) Risk:
Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

•	Preferred Securities Risk:
A preferred stock may decline in price or fail to pay dividends when expected because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

●	Convertible Securities Risk:
The value of convertible securities may fall when interest rates rise and increase wheninterest rates fall. The prices of convertible securities with longer maturities tend to bemore volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Strategic Income Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

●	Volatility Risk:
The market for corporate loans, as well as other debt securities, may periodically experience significant volatility. Prices for fixed income securities, while normally relatively stable, may periodically experience a higher than normal degree of volatility due to perceived credit risk and resultant sharp decreases in liquidity.

●	Directional Strategies Risk:
Directional strategies usually use long and short positions which entail prediction on the direction into which the overall market is going to move.  Directional strategies may utilize leverage and hedging.  Risk of loss may be significant if the Adviser’s judgment is incorrect as to the direction, timing or extent of expected market moves.

Table of Contents - Prospectus

●	Opportunistic Strategy Risk:
An opportunistic strategy is susceptible to the risk that the Adviser’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

●	Manager Risk:
How the Adviser manages the Strategic Income Fund will affect the Strategic Income Fund’s performance.  The Strategic Income Fund may lose money if the Adviser’s investment strategy does not achieve the Strategic Income Fund’s objective or the Adviser does not implement the strategy properly.

●	Market Risk:
The securities in which the Strategic Income Fund invests may decline significantly in price over short or extended periods of time.  Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the relevant market.  Some of the trading strategies employed by the Strategic Income Fund involve attempting to take advantage of relative pricing discrepancies between related securities.  The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.

●	Liquidity Risk:
When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the Strategic Income Fund’s share price may fall dramatically.  Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.

●	Market Sector Risk:
The Strategic Income Fund’s overall risk level will depend on the market sectors in which the Strategic Income Fund is invested and the current interest rate, liquidity and credit quality of such sectors.  The Strategic Income Fund may overweight or underweight companies, industries or market sectors, which may cause the Strategic Income Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Credit Default Swaps Risk:
A credit default swap enables an investor to buy or sell protection against a credit event.  Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk.  If the counterparty fails to meet its obligations the Strategic Income Fund may lose money.  Credit default swaps are also subject to the risk that the Strategic Income Fund will not properly assess the cost of the underlying investment.  If the Strategic Income Fund is selling credit protection, there is a risk that a credit event will occur and that the Strategic Income Fund will have to pay the counterparty.  If the Strategic Income Fund is buying credit protection, there is a risk that no credit event will occur and the Strategic Income Fund will receive no benefit for the premium paid.

•	Short Sale Risk:
The Strategic Income Fund will incur a loss from a short sale if the value of the security sold short increases after the Strategic Income Fund has entered into the short position. Short sales generally involve a form of leverage, which can exaggerate the Strategic Income Fund’s losses. The Strategic Income Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short sale will be offset in whole or in part by the transaction costs associated with the short sale.

●	Derivatives Risk:
A small investment in derivatives could have a potentially large impact on the Strategic Income Fund’s performance.  The use of derivatives, such as forward contracts and future contracts, involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Strategic Income Fund will not correlate with the Strategic Income Fund’s other investments.  Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

Table of Contents - Prospectus

•	Options Risk:
Purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, the Strategic Income Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Strategic Income Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

●	Merger Arbitrage Risk:
The proposed acquisition may be renegotiated or terminated, in which case the Strategic Income Fund may realize losses.

●	Foreign Investment Risk:
The Strategic Income Fund’s investment in foreign securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.  The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers.  The costs associated with securities transactions are often higher in foreign countries than in the U.S.  There may be less publicly available information about foreign companies than U.S. companies.

•	Non-Diversification Risk:
The Strategic Income Fund is a non-diversified investment company.  As such, it will invest in fewer securities than diversified investment companies and its performance may be more volatile.  If the securities in which the Strategic Income Fund invests perform poorly, the Strategic Income Fund could incur greater losses than it would have had it invested in a greater number of securities.

●	High Portfolio Turnover Risk:
The Strategic Income Fund may engage in short-term trading.  This will produce higher transaction costs (brokerage commissions or markups or markdowns), which the Strategic Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Strategic Income Fund’s after-tax performance.  The Strategic Income Fund’s portfolio turnover rate will likely exceed 100% per year.

•	High-Yield Bonds Risk:
Investing in high-yield bonds and other lower-rated bonds will subject the Strategic Income Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Table of Contents - Prospectus

•	Corporate Loans Risk:
Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure.  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended settlement periods.

•	Agency and Non-Agency Mortgage-Backed Securities Risk:
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property.  Mortgage-backed securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”).  The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and call risk.

Performance

The following information provides some indication of the risks of investing in the Strategic Income Fund.  The bar chart shows the annual return for the Strategic Income Fund’s Investor Class shares from year to year.  The table shows how the Strategic Income Fund’s Investor Class and Institutional Class average annual returns for one year and since inception compare with those of broad measures of market performance.  The Strategic Income Fund’s past performance, before and after taxes, is not necessarily an indication of how the Strategic Income Fund will perform in the future.  Performance information is also available on the Strategic Income Fund’s website at www.zcmfunds.com or by calling the Strategic Income Fund toll free at 1-877-568-7633.

Calendar Year Total Return as of December 31

The year-to-date return as of the most recent calendar quarter, which ended December 31, 2014, was -1.69%.

Table of Contents - Prospectus

During the period of time shown in the bar chart, the Strategic Income Fund’s highest return for a calendar quarter was 2.20% (quarter ended March 31, 2014) and the Strategic Income Fund’s lowest return for a calendar quarter was (3.50)% (quarter ended September 30, 2013).

Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	Since Inception
Investor Class
Return Before Taxes	-0.28%	0.86%
Return After Taxes on Distributions	-1.26%	-0.09%
Return After Taxes on Distributions and Sale of Fund Shares	-0.15%	0.57%
Institutional Class
Return Before Taxes	-0.11%	1.02%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	2.42%
Citigroup 3-Month T-Bill Index (reflects no deduction for fees, expenses, or taxes)	0.03%	0.05%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Investor Class shares and the after-tax returns for the Institutional Class shares will vary to the extent it has different expenses.

The Investor Class incepted on January 31, 2012, and the Institutional Class incepted on February 1, 2013.  For each period, performance shown prior to the inception of the Institutional Class reflects the performance of the Investor Class, which includes expenses that are not applicable to and are higher than those of the Institutional Class.

The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption of Fund shares.

Management

Investment Adviser

Ziegler Capital Management, LLC is the investment adviser to the Strategic Income Fund.

Portfolio Manager

Paula M. Horn is the Chief Investment Officer and Senior Portfolio Manager of the investment adviser since February 2009.

Purchase and Sale of Fund Shares

To purchase or redeem shares of the Strategic Income Fund, you should contact your broker-dealer or other financial intermediary, or to purchase or redeem shares directly with the Strategic Income Fund, you should call 1-877-568-7633.  You may purchase and redeem shares of the Strategic Income Fund each day the New York Stock Exchange (the “Exchange”) is open.  The Strategic Income Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The minimum initial investment in the Investor Class shares of the Strategic Income Fund is $2,500 and the minimum initial investment in the Institutional Class shares of the Strategic Income Fund is $100,000.  There is a $1,000 subsequent investment requirement.  A $500 minimum exists for each additional investment made through the Automatic Investment Plan (“AIP”).  With regard to the Investor Class shares, the Strategic Income Fund may accept initial investments of (1) not less than $1,000 from investors who are related to or affiliated with shareholders who have invested $2,500 in the Strategic Income Fund and (2) not less than $1,000 from Trustees of the Trust and employees and officers of the Adviser.  With regard to the Institutional Class shares, the Strategic Income Fund may accept initial investments of (1) not less than $10,000 from investors who are related to or affiliated with shareholders who have invested $100,000 in the Strategic Income Fund and (2) not less than $10,000 from Trustees of the Trust and employees and officers of the Adviser.  Institutional Class shares are available only to shareholders who invest directly in the Strategic Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Strategic Income Fund or the Adviser.

Table of Contents - Prospectus

The redemption price is the net asset value (“NAV”) per share next determined after the receipt of a redemption request in good order by 4:00 p.m. Eastern Time.  You may redeem (or purchase) shares by sending the letter of instruction to Ziegler Strategic Income Fund, P.O. Box 701, Milwaukee, WI 53201-0701.  Investors who wish to redeem (or purchase) shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Strategic Income Fund may be placed.  The Strategic Income Fund defines “good order” generally as an order (purchase or redemption) received by the Strategic Income Fund or an intermediary acting as an agent of the Strategic Income Fund that is timely submitted and contains the name of the Strategic Income Fund, the number of shares or dollar amount to be redeemed (or purchased), your name and (if a redemption) your account number, and your signature.

Tax Information

The Strategic Income Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Strategic Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Strategic Income Fund and its related companies may pay the intermediary for the sale of Strategic Income Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategic Income Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

The Strategic Income Fund seeks to provide high current income and capital appreciation.  This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade debt securities.  The Strategic Income Fund’s investment objective may be changed without shareholder approval.  If the Strategic Income Fund determines to change the investment objective, the Strategic Income Fund will provide 60 days prior written notice to shareholders before implementing the change.

Table of Contents - Prospectus

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus any borrowings for investment purposes) will be invested in U.S. and foreign debt securities (U.S. dollar denominated) consisting of corporate bonds and debentures, U.S. government securities, agency and non-agency mortgage-backed securities, securities of real estate investment trusts that invest at least 80% of their net assets in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest at least 80% of their net assets in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s Adviser believes have debt-like characteristics, both investment and non-investment grade credit quality.  This policy may only be changed upon providing shareholders at least 60 days prior written notice.

The Strategic Income Fund has no limit with respect to its portfolio maturity or duration.  Duration is a measure of a debt security’s price sensitivity.  Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.  By way of example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.

The Strategic Income Fund’s Principal Investment Strategies

The Strategic Income Fund invests in U.S. and foreign debt securities (U.S. dollar denominated) consisting of corporate bonds and debentures, U.S. government securities, agency and non-agency mortgage-backed securities, securities of mortgage real estate investment trusts, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s Adviser believes have debt-like characteristics, both investment and non-investment grade credit quality.  The Strategic Income Fund is not limited with respect to its portfolio maturity or duration.  The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features.  Terms that vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

The Strategic Income Fund also may invest up to 25% of its net assets in corporate loans.

The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade.  Non-investment grade debt securities acquired by the Strategic Income Fund will principally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Strategic Income Fund’s Adviser to be of similar quality.  Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives.  The principal short-term trading strategies are identified below.  When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market.  The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense.  Dividend expenses are not fees charged to shareholders by the Strategic Income Fund or any Strategic Income Fund service provider but are similar to finance charges incurred by the Strategic Income Fund in borrowing transactions.  The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).

Table of Contents - Prospectus

Convertible Arbitrage.  This strategy involves the Strategic Income Fund purchasing a convertible bond and selling short the underlying common stock.  This strategy seeks to principally profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock.  This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the conversion feature of the convertible bond.

Relative Value Arbitrage.  This strategy attempts to take advantage of relative pricing discrepancies between related fixed income and/or equity securities.  For example, the Strategic Income Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer.  In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher.  Another example might involve the Strategic Income Fund purchasing a security of an issuer and selling short a comparable security of another issuer in the same industry.  In this example the trade could be profitable if changing conditions in an industry affected the issuers differently.

Fixed Income Arbitrage.  This strategy attempts to take advantage of a steepening of the yield curve.  An example could involve the Strategic Income Fund buying a two year Treasury security and selling short a ten year Treasury security.

Merger Arbitrage.  The most common merger arbitrage activity, and the approach the Strategic Income Fund principally uses, involves purchasing debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  The Strategic Income Fund’s Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities.  In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Directional Investment Strategies.  The Strategic Income Fund may take “outright” directional (long or short) market positions.  Directional strategies seek to exploit broad market trends in interest rates, commodity prices or debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities.  These strategies are: (1) Long/Short: a strategy that seeks to invest in securities the Adviser believes to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an index or the securities of a company that the Adviser believes is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve, by using short sales or options, financial futures and options on futures to hedge risk.  Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.  (2) Long-Only:  a strategy that seeks to invest in securities that are believed to have appreciation potential.  This strategy may concentrate in certain markets, industries or geographical areas.  This strategy is principally managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis, which means that rather than focusing principally on the performance of the securities compared to a benchmark, the Adviser focuses on those securities that the Adviser believes are undervalued and offer high growth opportunities.  (3) Short-Only: a strategy that seeks to identify securities that are expected to depreciate in value.  In a short sale, the Strategic Income Fund borrows a security from a broker, and then sells it.  If the value of the security goes down, the Strategic Income Fund can buy it back in the market and return it to the broker, making a profit.  The determination to utilize these strategies frequently results from opportunities identified in the course of implementing the Adviser’s core arbitrage and relative value strategies, as a result of which the Adviser may identify certain securities which it believes to be materially overpriced or underpriced.

Table of Contents - Prospectus

Opportunistic Investing.  In the course of researching and implementing the Strategic Income Fund’s investment strategies, the Adviser may identify unrelated trading or investment opportunities which the Adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives.  The Adviser will attempt to exploit these opportunities.

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return).  These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps).  The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

The Strategic Income Fund will purchase shares of exchange traded funds (“ETFs”) that invest principally in fixed income securities.  All ETFs are investment companies that are bought and sold on a securities exchange.  An ETF generally represents a portfolio of securities designed to track a particular market index.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its NAV.  ETFs also have management fees that are part of their costs, and the Strategic Income Fund will indirectly bear its proportionate share of these costs.

The Strategic Income Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Strategic Income Fund’s total assets with respect to any one ETF, and (c) 10% of the Strategic Income Fund’s total assets in the aggregate.  An exception to these limitations is found in Section 12(d)(1)(F) of the Investment Company Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Strategic Income Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Strategic Income Fund and all affiliated persons of the Strategic Income Fund; and (b) the Strategic Income Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent.  In any event, the Strategic Income Fund will not invest more than 15% of its total assets in ETFs.

Investment decisions are based on fundamental market factors like yield and credit quality differences among bonds, as well as demand and supply trends.  Investment decisions are also based on technical factors like price momentum, market sentiment, and supply or demand imbalances.  The Strategic Income Fund sells holdings for a variety of reasons (for example, to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure).

Table of Contents - Prospectus

The Strategic Income Fund’s Non-Principal Investment Strategies

In response to adverse market, economic, political or other conditions, the Strategic Income Fund may take temporary defensive positions.  In such circumstances the Strategic Income Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  During such periods, the Strategic Income Fund will earn less income than it would if it invested in higher yielding securities and will not be able to achieve its objective of capital appreciation since these securities do not appreciate in value.  When the Strategic Income Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.  The Strategic Income Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

To enhance current income, the Strategic Income Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Strategic Income Fund sells a security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.  Similar forward roll transactions consist of U.S. treasury and U.S. agency notes and bonds.

The Strategic Income Fund may utilize distressed investment strategies, which involve investing in the securities and loans of companies that are in weak financial condition, are experiencing poor operating results, need substantial capital investment, perhaps have a negative net worth, are experiencing special competitive or products obsolescence problems, or are involved in bankruptcy or reorganization proceedings.  These investments may be made in securities with a wide spectrum of risk and market sensitivity.  The Adviser expects a relatively small percent of the Strategic Income Fund’s portfolio to be invested in distressed securities.

The Strategic Income Fund’s Related Risks

•	Interest Rate Risk:
Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, the Strategic Income Fund’s share price.  The longer the Strategic Income Fund’s effective maturity and duration, the more its share price is likely to react to interest rates.  Additionally some of the trading strategies employed by the Strategic Income Fund attempt to take advantage of changes in the shape, or shifts, of the yield curve.  The Adviser may be incorrect in its assessment of projected changes in the yield curve.

Duration – the duration of a fixed-income security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a fixed-income security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations generally are associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Floating- and variable-rate securities – floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce the Fund’s income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. The Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Table of Contents - Prospectus

•	Call Risk:
Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer “calls” its bond during a time of declining interest rates, the Strategic Income Fund might have to reinvest the proceeds in an investment offering a lower yield, resulting in a decline in the Strategic Income Fund’s income.

•	Credit Risk:
Failure of a bond issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond’s price to fall, potentially lowering the Strategic Income Fund’s share price.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities the Strategic Income Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and thereby may affect the value of its equity securities as well.  The Strategic Income Fund, in addition to investing in investment grade bonds, may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default.

•	High-Yield Bond Risk:
Investing in high-yield bonds and other lower-rated bonds will subject the Strategic Income Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

•	REIT Risk:
Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated withthe direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

When the Strategic Income Fund invests in real estate investment trusts, it is subject to risks principally associated with investing in real estate: (1) possible declines in the value of real estate, (2) adverse general and local economic conditions, (3) possible lack of availability of mortgage funds, (4) changes in interest rates, and (5) environmental problems.  In addition, real estate investment trusts are subject to other risks related specifically to their structure and focus: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) duplicative fees; and (i) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

Table of Contents - Prospectus

•	Preferred Securities Risk:
A preferred stock may decline in price or fail to pay dividends when expected because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

In addition to credit risk, investments in preferred securities carry the following risks:

Deferral Risk.  Traditional preferred securities contain provisions that sometimes allow an issuer to skip (in the case of “noncumulative” preferred securities) or defer (in the case of “cumulative” preferred securities) dividend payments.  Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  If the Strategic Income Fund owns a preferred security that is deferring its distributions, the Strategic Income Fund may be required to report income for tax purposes while it is not receiving any income.

Redemption Risk.  Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer.  In the event of redemption, the Strategic Income Fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights.  Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a specified time period, which varies by issue.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

•	Convertible Securities Risk:
Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

•	Volatility Risk:
The market for corporate loans, as well as other debt securities, may periodically experience significant volatility. . Prices for fixed income securities, while normally relatively stable, may periodically experience a higher than normal degree of volatility due to perceived credit risk and resultant sharp decreases in liquidity.

•	Directional Strategies Risk:
Directional strategies usually use long and short positions which entail prediction on the direction into which the overall market is going to move.  Directional strategies may utilize leverage and hedging.  Risk of loss may be significant if the Adviser’s judgment is incorrect as to the direction, timing or extent of expected market moves.

Table of Contents - Prospectus

•	Opportunistic Strategy Risk:
An opportunistic strategy is susceptible to the risk that the Adviser’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

•	Manager Risk:
How the Adviser manages the Strategic Income Fund will affect the Strategic Income Fund’s performance.  The Strategic Income Fund may lose money if the Adviser’s investment strategy does not achieve the Strategic Income Fund’s objective or the Adviser does not implement the strategy properly.

•	Market Risk:
The securities in which the Strategic Income Fund invests may decline significantly in price over short or extended periods of time.  Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the relevant market.  Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.  Some of the trading strategies employed by the Strategic Income Fund involve attempting to take advantage of relative pricing discrepancies between related securities.  The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.

•	Liquidity Risk:
When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the Strategic Income Fund’s share price may fall dramatically.  Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.  An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

•	Market Sector Risk:
Investments in particular industries or sectors may be more volatile than the overall fixed-income market. The Strategic Income Fund’s overall risk level will depend on the market sectors in which the Strategic Income Fund is invested and the current interest rate, liquidity and credit quality of such sectors.  The Strategic Income Fund may overweight or underweight companies, industries or market sectors, which may cause the Strategic Income Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Credit Default Swaps Risk:
A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring.  The terms of the instrument are generally negotiated by the Strategic Income Fund and the swap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument.  Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk.  If the counterparty fails to meet its obligations the Strategic Income Fund may lose money.  Credit default swaps are also subject to the risk that the Strategic Income Fund will not properly assess the cost of the underlying investment.  If the Strategic Income Fund is selling credit protection, there is a risk that a credit event will occur and that the Strategic Income Fund will have to pay the counterparty.  If the Strategic Income Fund is buying credit protection, there is a risk that no credit event will occur and the Strategic Income Fund will receive no benefit for the premium paid.

Table of Contents - Prospectus

•	Short Sale Risk:
The Strategic Income Fund will incur a loss from a short sale if the value of the security sold short increases after the Strategic Income Fund has entered into the short position. Short sales generally involve a form of leverage, which can exaggerate the Strategic Income Fund’s losses. The Strategic Income Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short sale will be offset in whole or in part by the transaction costs associated with the short sale.

It is possible that the Strategic Income Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Strategic Income Fund.  Short sales expose the Strategic Income Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Strategic Income Fund.  The Strategic Income Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended.  In addition, the Strategic Income Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).  These expenses may negatively impact the performance of the Strategic Income Fund.  Short positions introduce more risk to the Strategic Income Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  Therefore, in theory, securities sold short have unlimited risk.

•	Derivatives Risk:
A small investment in derivatives could have a potentially large impact on the Strategic Income Fund’s performance.  The use of derivatives, such as forward contracts and future contracts, involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Strategic Income Fund will not correlate with the Strategic Income Fund’s other investments.  Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost , disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

•	Options Risk:
Purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, the Strategic Income Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Strategic Income Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

Table of Contents - Prospectus

The risk involved in writing a covered call option is the lack of liquidity for the option.  If the Strategic Income Fund is not able to close out the options transaction, the Strategic Income Fund will not be able to sell the underlying security until the option expires or is exercised.  The risk involved in writing an uncovered put option is that the market value of the underlying security could decrease as a result of rising interest rates or other factors.  If this occurs, the option could be exercised and the underlying security would then be sold to the Strategic Income Fund at a higher price than its prevailing market value.  The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors.  If this occurs, the option could be exercised and the underlying security would then be sold by the Strategic Income Fund at a lower price than its current market value.  To the extent that the Strategic Income Fund invests in over-the-counter options, the Strategic Income Fund may be exposed to credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.  These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

•	Merger Arbitrage Risk:
The proposed acquisition may be renegotiated or terminated, in which case the Strategic Income Fund may realize losses.

•	Foreign Investment Risk:
The Strategic Income Fund’s investment in foreign securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.  The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers.  The costs associated with securities transactions are often higher in foreign countries than in the U.S.  There may be less publicly available information about foreign companies than U.S. companies. Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Strategic Income Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

•	Non-Diversification Risk:
The Strategic Income Fund is a non-diversified investment company.  As such, it will invest in fewer securities than diversified investment companies and its performance may be more volatile.  If the securities in which the Strategic Income Fund invests perform poorly, the Strategic Income Fund could incur greater losses than it would have had it invested in a greater number of securities.

•	High Portfolio Turnover:
The Strategic Income Fund may engage in short-term trading.  This will produce higher transaction costs (brokerage commissions or markups or markdowns), which the Strategic Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Strategic Income Fund’s after-tax performance.  The Strategic Income Fund’s portfolio turnover rate will likely exceed 100% per year.

•	High-Yield Bonds Risk:
Investing in high-yield bonds and other lower-rated bonds will subject the Strategic Income Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Table of Contents - Prospectus

•	Corporate Loans Risk:
Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure.  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended settlement periods.

The corporate loans in which the Strategic Income Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

•	Agency and Non-Agency Mortgage-Backed Securities Risk:
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including private lenders.  The purchase of non-agency mortgage-backed securities may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and call risk.

Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.  These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Statement of Additional Information (“SAI”) for the Strategic Income Fund, which is incorporated by reference into this Prospectus, contains a description of the Strategic Income Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.

Table of Contents - Prospectus

MANAGEMENT OF THE STRATEGIC INCOME FUND

Ziegler Capital Management, LLC is the Adviser to the Strategic Income Fund.  The Adviser’s address is:

70 West Madison Street, 24th Floor
Chicago, Illinois 60602-4109
Telephone:  (312) 368-1442

The Adviser has been in business since 1991.  As the adviser to the Strategic Income Fund, the Adviser manages the investment portfolio for the Strategic Income Fund.  It makes the decisions as to which securities to buy and which securities to sell.  The Strategic Income Fund pays the Adviser a monthly fee based on the Strategic Income Fund’s average daily net assets at an annual rate of 0.65%.  A discussion regarding the basis for the Board of Trustees approving the Strategic Income Fund’s investment advisory agreement with the Adviser is available in the Trust’s proxy statement on Schedule 14A as filed with the SEC on December 26, 2013 and is available in the Strategic Income Fund’s semi-annual report to shareholders for the period ended March 31, 2014.

Portfolio Manager

Paula M. Horn, Chief Investment Officer is the portfolio manager for the Strategic Income Fund.

The SAI for the Strategic Income Fund, which is incorporated by reference into this Prospectus, provides additional information about the compensation of Ms. Horn, other accounts managed by her and her ownership of securities in the Strategic Income Fund.

Ms. Horn, the Chief Investment Officer of the Adviser, joined the adviser in February 2009.  Prior to joining the firm, she was Managing Director of Investment Grade Credit at Deerfield Capital, which included the ABS and Investment Grade Corporate Bond Management teams.  Ms. Horn was with Deerfield Capital for more than 7 years.  Prior to joining Deerfield Capital, Ms. Horn was a Vice President, Portfolio Manager and Corporate Bond Trader at Scudder Kemper Investments.

Service Plan – Institutional Class Shares

The Strategic Income Fund has adopted a service plan for Institutional Class shares pursuant to which it may pay fees of up to 0.15% of its average daily net assets to broker-dealers, financial institutions, or other service providers that provide services to investors in the Strategic Income Fund.  The Investor Class shares of the Strategic Income Fund are not subject to this Service Plan.  Because these fees are paid out of the Strategic Income Fund’s assets, over time these fees will increase the cost of a shareholder’s investment.

These services may include:

•	assisting investors in processing purchase, exchange, and redemption requests;
•	processing dividend and distribution payments from the Strategic Income Fund;
•	providing information periodically to customers showing their positions in Strategic Income Fund shares;
•	providing sub-accounting;
•	forwarding communications from the Strategic Income Fund to its shareholders.

Table of Contents - Prospectus

Rule 12b-1 Plan – Investor Class Shares

The Strategic Income Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for Investor Class shares of the Strategic Income Fund.  The Institutional Class shares of the Strategic Income Fund are not subject to this 12b-1 Plan.  With regard to Investor Class shares, the 12b-1 Plan allows the Strategic Income Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the assets of the Investor Class shares, over time these fees will increase the cost of the investment of Investor Class shareholders and may cost them more than paying other types of sales charges.

THE STRATEGIC INCOME FUND’S SHARE PRICE

The Strategic Income Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.  The NAV is normally calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for trading.  The Exchange is closed on national holidays, Good Friday and weekends.  The NAV is calculated based on the market prices of the securities held by the Strategic Income Fund (other than money market instruments, which are generally valued at amortized cost, as explained below).  Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees.

Short-term investments held with a remaining maturity of 60 days or less are generally valued at amortized cost, as the Board of Trustees believes that this method of valuing short-term investments approximates market value.  Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost.  Other types of securities that the Strategic Income Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (“SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the Exchange that would materially affect the value of the security; (f) fixed income securities that have gone into default and for which there is not a current market value quotation; and (g) securities for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Strategic Income Fund’s adviser, are deemed unreliable for a security.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Strategic Income Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Strategic Income Fund determines its NAV per share.

The Strategic Income Fund will process purchase orders and redemption orders that it (or its authorized servicing agent) receives in good order prior to the close of regular trading on a day that the Exchange is open at the NAV determined that same day.  It will process purchase orders and redemption orders that it (or its authorized servicing agent) receives in good order after the close of regular trading on the Exchange at the NAV calculated on the next day the Exchange is open.

Table of Contents - Prospectus

PURCHASING SHARES

Choosing a Share Class

The Strategic Income Fund offers two classes of shares, Investor Class shares and Institutional Class shares.  The Investor Class shares and Institutional Class shares represent an interest in the same assets of the Strategic Income Fund, have the same rights and are identical in all material respects except that

•	Investor Class shares are subject to distribution (12b-1) fees, while Institutional Class shares are subject to service fees as described above;

•	Institutional Class shares have a higher minimum initial investment amount, as described below;

•	Institutional Class shares are subject to a threshold, below which such shares may be automatically converted into Investor Class shares, as described below;

•
Institutional Class shares are available only to shareholders who invest directly in the Strategic Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Strategic Income Fund or the Adviser; and

•
the Board of Trustees may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares shall be allocated to each such class on the basis of the net asset value of that class in relation to the net asset value of the Strategic Income Fund.

If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative net asset values of the two classes on the conversion date.

How to Purchase Shares from the Strategic Income Fund

1.	Read this Prospectus carefully.

2.	The following minimums apply to investments in the Investor Class shares of the Strategic Income Fund:

a.           Initial Investments

•	All Accounts $ 2,500

b.           Additional Investments

•	Dividend reinvestment No Minimum

•	Automatic investment plan $ 500

•	All other accounts $ 1,000

Table of Contents - Prospectus

With regard to the Investor Class shares, the Strategic Income Fund may accept initial investments of (i) not less than $1,000 from investors who are related to or affiliated with shareholders who have invested $2,500 in the Strategic Income Fund and (ii) not less than $1,000 from Trustees of the Trust and employees and officers of the Adviser.

3.	The following minimums apply to investments in the Institutional Class shares of the Strategic Income Fund:

a.           Initial Investments

•	All Accounts $ 100,000

b.           Additional Investments

•	Dividend reinvestment No Minimum

•	Automatic investment plan $ 500

•	All other accounts $ 1,000

With regard to the Institutional Class shares, the Strategic Income Fund may accept initial investments of (i) not less than $10,000 from investors who are related to or affiliated with shareholders who have invested $100,000 in the Strategic Income Fund and (ii) not less than $10,000 from Trustees of the Trust and employees and officers of the Adviser.

4.
There are several ways to purchase shares of the Strategic Income Fund. An accountapplication is used if you send money directly to the Strategic Income Fund by mail orwire.  Payment should be made by check in U.S. dollars and drawn on a U.S. bank,savings and loan, or credit union, or sent by wire transfer.  Checks should be made payable the Ziegler Strategic Income Fund.

The Strategic Income Fund will not accept payment in cash or money orders.  The Strategic Income Fund does not accept post-dated checks or any conditional order or payment.  To prevent check fraud, the Strategic Income Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

If your check is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Strategic Income Fund as a result.

The Strategic Income Fund does not issue share certificates and the Strategic Income Fund’s shares are not registered for sale outside of the United States.  The Strategic Income Fund reserves the right to reject any purchase in whole or in part.  If you have questions about how to invest, or about how to complete the account application, please call an account representative at 1-877-568-7633.

Table of Contents - Prospectus

In compliance with the USA PATRIOT Act of 2001, please note that U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) will verify certain information on your account application as part of the Strategic Income Fund’s Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-877-568-7633 if you need assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Strategic Income Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Strategic Income Fund have not been registered for sale outside of the United States.  The Strategic Income Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

5.	If you wish to invest by mail, simply complete the account application and mail it with acheck, payable to the Ziegler Strategic Income Fund, to the Transfer Agent at thefollowing address:

Regular Mail	Overnight Delivery
Ziegler Strategic Income Fund	Ziegler Strategic Income Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

Note:  The Strategic Income Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Strategic Income Fund.

6.
If you wish to invest by wire, if you are making your first investment in the StrategicIncome Fund, before you wire funds, please contact the Strategic Income Fund byphone to make arrangements with a telephone service representative to submit yourcompleted account application via mail, overnight delivery or facsimile.  Upon receipt of your completed account application, your account will be established and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

You may then instruct your bank to initiate the wire.  Prior to sending the wire, please call the Strategic Income Fund at 1-877-568-7633 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the Strategic Income Fund’s name, your name and account number so that your wire can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Table of Contents - Prospectus

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No.: 075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C No.: 112-952-137
FFC:  Ziegler Strategic Income Fund
Shareholder Registration
Shareholder Account Number

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing.  Neither the Strategic Income Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you are making a subsequent purchase, your bank should wire funds as indicated above.  Your bank may charge you a fee for sending a wire payment to the Strategic Income Fund.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

             You may buy and sell shares of the Strategic Income Fund through certain brokers (and their agents, together “brokers”) that have made arrangements with the Strategic Income Fund.  An order placed with such a broker is treated as if it was placed directly with the Strategic Income Fund, and will be executed at the next share price calculated by the Strategic Income Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order.  Your shares will be held in the broker’s name, and the broker will maintain your individual ownership information.  The Strategic Income Fund or Advisor may pay the broker for maintaining these records as well as providing other shareholder services.  In addition, the broker may charge you a fee for handling your order.  The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Strategic Income Fund’s Prospectus.

Automatic Investment Plan

You may make regular monthly investments in the Strategic Income Fund using the AIP. In order to participate in the AIP, your financial institution must be an Automated Clearing House (“ACH”) member.  An ACH debit is drawn electronically against your account at a financial institution of your choice.  Upon receipt of the withdrawn funds, the Strategic Income Fund automatically invests the money in additional shares of the Strategic Income Fund at the next calculated NAV per share. There is no charge by the Strategic Income Fund for this service.  The Strategic Income Fund may terminate or modify this privilege at any time.  You may terminate or modify your participation by notifying the Transfer Agent at least five days prior to the effective date.  Once the initial minimum investments are made, the subsequent minimum monthly investment amount is $500.  A request to change bank information will require a signature guarantee or a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.  Additionally, the Transfer Agent will charge a $25 fee for any payment returned as unpaid.  You will also be responsible for any losses suffered by the Strategic Income Fund as a result.  To establish the AIP, an investor must complete the appropriate section of the account application.  For additional information on the AIP, please call the Transfer Agent at 1-877-568-7633.

Table of Contents - Prospectus

Other Information about Purchasing Shares of the Strategic Income Fund

The Strategic Income Fund may reject any purchase application for any reason.  The Strategic Income Fund will not issue certificates evidencing shares.  Investors will receive a written confirmation for all purchases of shares.  However, AIP transactions are confirmed on a quarterly basis.

If you would like to purchase shares into a retirement account, please call 1-877-568-7633 for additional information.

REDEEMING SHARES

You have the right to redeem all or any portion of your shares of the Strategic Income Fund at their next calculated NAV per share on each day the Exchange is open for trading.  A redemption may result in recognition of a gain or loss for federal income tax purposes.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  IRA redemption requests must be made in writing.

Redemptions in Writing

You may redeem your shares by simply sending a written request to the Ziegler Strategic Income Fund.  Please provide the Zeigler Strategic Income Fund name, your name, account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all of the shareholders whose names appear in the account registration.  Please have the signatures guaranteed, if applicable.  You should send your redemption request to:

Regular Mail	Overnight Delivery
Ziegler Strategic Income Fund	Ziegler Strategic Income Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

Note:    The Strategic Income Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Strategic Income Fund’s Transfer Agent.

Redemptions by Telephone

If you authorized the telephone redemption option on your account application, you may redeem shares up to $50,000 on any business day the Exchange is open by calling the Transfer Agent at 1-877-568-7633 before the close of trading on the Exchange.  Redemption proceeds will be sent on the next business day to the address that appears on the Transfer Agent’s records.  If you request, redemption proceeds will be wired on the next business day to your designated bank account, or sent via electronic funds transfer through the ACH network to your predetermined bank account.  The minimum amount that may be wired is $1,000.  Wire charges, currently $15, will be deducted from your account balance on dollar specific trades.  If you are redeeming your entire account or are requesting a redemption for a specific share amount, the wire charge will be deducted from the redemption proceeds.  In the case of a partial redemption or a certain dollar redemption, the fee will be deducted above and beyond the requested redemption amount.  There is no charge to have proceeds sent by electronic funds transfer and credit is typically available in two to three business days.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 days before the redemption request.  Telephone redemptions cannot be made for retirement plan accounts.  Once a telephone transaction has been placed, it cannot be canceled or modified.  If an account has more than one owner or authorized person, the Strategic Income Fund will accept telephone instructions from any one owner or authorized person.

Table of Contents - Prospectus

By establishing telephone redemption privileges, you authorize the Strategic Income Fund and the Transfer Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the financial institution account designated on the account application.  The Strategic Income Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions.  If these normal identification procedures are followed, neither the Strategic Income Fund nor the Transfer Agent will be liable for any loss, liability, or cost that results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege.  The Strategic Income Fund may change, modify, or terminate these privileges at any time upon at least 60 days’ notice to shareholders.

You may request telephone redemption privileges after your account is opened; however, the authorization form may require a separate signature guarantee or signature verification from a Signature Validation Program member or other form of authentication from a financial institution source.  Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.  If this occurs, you may make your redemption request in writing.

Signature Guarantees

A signature guarantee of each account owner, from either a Medallion program member or a non-medallion program member, is required to redeem shares in the following situations:

●	When ownership is being changed on your account;
●	When redemption proceeds are payable to or sent to any person, address or bank account not on record;
●	If a change of address request has been received by the Transfer Agent within the last 15 calendar days; or
●	For all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Strategic Income Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not a signature guarantor.

Table of Contents - Prospectus

Systematic Withdrawal Plan (“SWP”)

The Strategic Income Fund offers a SWP whereby you may request that a check drawn in a predetermined amount be sent to you monthly, quarterly or annually.  To start the SWP, your account must have Strategic Income Fund shares with a value of at least $100,000, and the minimum amount that may be withdrawn each period is $500.  The SWP may be terminated or modified by you or the Fund at any time without charge or penalty.  Termination and modification of your SWP should be provided to the Transfer Agent five business days prior to the next withdrawal.  A withdrawal under the SWP involves a redemption of shares of the Strategic Income Fund, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

Redemption Price

You may redeem Strategic Income Fund shares at a price equal to the NAV per share next determined after the Transfer Agent receives your redemption request in good order.  Shareholders should contact the Transfer Agent at 1-877-568-7633 for further information concerning documentation required for redemption of Strategic Income Fund shares.  Your redemption request cannot be processed on days the Exchange is closed.  All requests received in good order by the Strategic Income Fund before the close of the regular trading session of the Exchange (generally, 4:00 p.m., Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  Payment for shares redeemed will be sent to you typically within one to two business days, but no later than the seventh calendar day after receipt of the redemption request by the Transfer Agent.  However, the Strategic Income Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the SEC.

If you purchase shares using a check and soon after request a redemption, the Strategic Income Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 calendar days).  This delay can be avoided by investing by wire to make your purchase.  Furthermore, there are certain times when you may be unable to sell Strategic Income Fund shares or receive proceeds.

Specifically, the Strategic Income Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the Exchange is closed (other than customary weekend or holiday closings) or trading on the Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Strategic Income Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Strategic Income Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Strategic Income Fund’s shareholders.

Market Timing Procedures

Frequent purchases and redemptions of shares of the Strategic Income Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Strategic Income Fund, increasing brokerage and administrative costs, and potentially diluting the value of its shares.  Notwithstanding any of the foregoing, the Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Strategic Income Fund.  In making the determination not to adopt market timing policies and procedures, the Board of Trustees has instructed the officers of the Trust to review reports of purchases and redemptions of shares of the Strategic Income Fund on a regular basis to determine if there is any unusual trading in shares of the Strategic Income Fund.  The officers of the Trust will report to the Board of Trustees any such unusual trading in shares of the Strategic Income Fund that is disruptive.  In such event, the Board of Trustees may reconsider its decision not to adopt market timing policies and procedures with respect to the Strategic Income Fund.

Table of Contents - Prospectus

This policy does not affect the Strategic Income Fund’s right to reject any purchase request.  The Strategic Income Fund reserves the right to modify this policy at any time as it deems fit, and as may be required by regulatory requirements.

Other Redemption Considerations

When redeeming shares of the Strategic Income Fund, shareholders should consider the following:

●	The redemption may result in a taxable gain.

●
As permitted by the Investment Company Act, the Strategic Income Fund may delay the payment of redemption proceeds for up to seven calendar days in all cases.  It is the Strategic Income Fund’s normal procedure to either mail a check in the amount of the redemption proceeds no later than the seventh calendar day after it receives the redemption request in good order with all required information or, if elected by the investor, transfer the redemption proceeds to a designated bank account by Electronic Funds Transfer or wire.

●
If you purchased shares by check, the Strategic Income Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

●
The Strategic Income Fund may pay redemption requests “in kind.”  This means that the Strategic Income Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Involuntary Conversion

All Classes

All account owners share the high cost of maintaining accounts with low balances.  To reduce this cost, the Strategic Income Fund reserves the right to close your account when redemption activity leaves your account with a balance below $1,000.  We will notify you in writing before we close your account and you will have 60 calendar days to bring the balance up to the required level.

Table of Contents - Prospectus

Institutional Class

If your account balance in the Institutional Class falls below $100,000, the Strategic Income Fund may convert your Institutional Class shares into Investor Class shares.  You will be given 60 days to make additional investments so that your account balance is $100,000 or more prior to any such conversion.  Following any such conversion, your account will be subject to the involuntary redemption policies and procedures for Investor Class shares.  Any such conversion will occur at the relative net asset value of the two share classes, without the imposition of any fees or other charges.  Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares.

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-568-7633 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Strategic Income Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually.  As long as the Strategic Income Fund meets the requirements for treatment as a regulated investment company, which is its intent, it will pay no federal income tax on the earnings it distributes to shareholders.

You have two distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional shares of the Strategic Income Fund.

•	All Cash Option – Both dividend and capital gain distributions will be paid in cash.

You may make your distribution election on the Purchase Application.  You may change your election by writing to the Transfer Agent or by calling 1-877-568-7633.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.

The distributions of the Strategic Income Fund, whether received in cash or additional shares of the Strategic Income Fund, may be subject to federal, state, and local income tax.  For federal income tax purposes, distributions of the Strategic Income Fund’s net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Strategic Income Fund shares.  Distributions attributable to qualified dividend income received by the Strategic Income Fund, if any, may be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain.  Other distributions will generally be taxed as ordinary income.  In managing the Strategic Income Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

Table of Contents - Prospectus

If you purchase shares at a time when the Strategic Income Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

The Strategic Income Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of the Strategic Income Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of the Strategic Income Fund will be adjusted to reflect the disallowed loss.

Federal law requires a regulated investment company to report its shareholders’ cost basis, gain/loss, and holding period with respect to “covered shares” of the regulated investment company to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when the covered shares are sold. Covered shares are any shares acquired (including through the reinvestment of a dividend) on or after January 1, 2012.

The Strategic Income Fund has chosen first-in first-out (“FIFO") as its standing (default) tax lot identification method for all shareholders, which means this is the method the Strategic Income Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Strategic Income Fund's standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Strategic Income Fund's standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Strategic Income Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Strategic Income Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Strategic Income Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

If you hold shares in the Strategic Income Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

Table of Contents - Prospectus

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Strategic Income Fund by U.S. shareholders.  The SAI contains a more detailed summary of federal tax rules that apply to the Strategic Income Fund and its shareholders.  This summary is not intended to be and should not be construed to be legal or tax advice to any investor. Legislative, judicial, or administrative action may change the tax rules that apply to the Strategic Income Fund or its shareholders and any such change may be retroactive.  You should consult your tax advisors to determine the federal, state, local, and non-U.S. tax consequences of owning Strategic Income Fund shares.

INDEX DESCRIPTIONS

The Strategic Income Fund compares its performance with the performance of the Barclays Capital U.S. Aggregate Bond Index and the Citigroup 3-Month T-Bill Index.  Please note that you cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated.  This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.  These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-Month U.S. Treasury Bill.  These indices are unmanaged and their returns include reinvested interest.  You cannot invest directly in an index.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Strategic Income Fund’s financial performance for the fiscal period shown for Investor Class and Institutional Class shares.  Certain information reflects financial results for a single Strategic Income Fund Investor Class or Institutional Class share.  The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Strategic Income Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD, LLP, whose report, along with the Strategic Income Fund’s financial statements, are included in the Strategic Income Fund’s annual report, which is available upon request.

Table of Contents - Prospectus

Ziegler Strategic Income Fund
Financial Highlights
Investor Class
Per Share Data for a Share Outstanding Throughout Each Period.
	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period January 31, 2012* Through September 30, 2012

Net asset value, beginning of period	$9.37	$10.28	$10.00

Income (Loss) from Investment Operations:
Net investment income	0.26 (1)	0.48 (1)	0.27
Net realized and unrealized gain (loss) on investments	0.06 (9)	(0.93)	0.29
Total income (loss) from investment operations	0.32	(0.45)	0.56

Less Distributions:
From net investment income	(0.25)	(0.44)	(0.28)
From net realized gain on investments	—	(0.01)	—
From return of capital	—	(0.01)	—
Total distributions	(0.25)	(0.46)	(0.28)

Net asset value, end of period	$9.44	$9.37	$10.28

Total Return (2)	3.47%	(4.58)%	5.64	%(3) (4)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$294	$289	$31,371

Ratio of expenses to average net assets(6)
Before fees waived/reimbursed by the Adviser	3.09%	1.87%	3.07	%(5)
After fees waived/reimbursed by the Adviser	2.81%	1.16%	1.37	%(5)
Ratio of net investment income to average net assets(7)
Before fees waived/reimbursed by the Adviser	2.53%	3.98%	4.05	%(5)
After fees waived/reimbursed by the Adviser	2.81%	4.69%	5.75	%(5)

Portfolio turnover rate(8)	96%	67%	71	%(4)

Table of Contents - Prospectus

*	Commencement of Operations
(1)	Computed using average shares method.
(2)	Total return does not include sales load. Effective January 31, 2013, the Investor Class no longer imposed a sales load.
(3)	Total return includes sales load. Effective January 31, 2013, the Investor Class no longer imposed a sales load.
(4)	Not Annualized.
(5)	Annualized.
(6)
The ratio of expenses to average net assets includes dividends and interest on short positions and transactionalexpenses.  For the periods ended September 30, 2014, September 30, 2013 and September 30, 2012, excludingdividends and interest on short positions and transactional expenses, the ratio of expenses to average net assets, before fees waived/reimbursed by the Adviser, was 1.35%, 1.81% and 2.80%, respectively.  Excluding dividends and interest on short positions and transactional expenses, the ratio of expenses to average net assets, after fees waived/reimbursed by the Adviser, was 1.07%, 1.10% and 1.10%, respectively.

(7)
The ratio of net investment income to average net assets includes dividends and interest on short positions andtransactional expenses.  For the periods ended September 30, 2014, September 30, 2013 and September 30, 2012,excluding dividends and interest on short positions and transactional expenses, the ratios of net investment income to average net assets, before fees waived/reimbursed by the Adviser, was 4.14%, 4.04% and 4.32%, respectively.  Excluding dividends and interest on short positions and transactional expenses, the ratio of net investment income to average net assets, after fees waived/reimbursed by the Adviser, was 4.42%, 4.75% and 6.02%, respectively.

(8)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.
(9)
The amount of realized and unrealized gain (loss) per share does not accord with the amount reported in the statement of operations due to the timing of subscriptions and redemptions in relation to fluctuating market values during the year.

Table of Contents - Prospectus

Ziegler Strategic Income Fund
Financial Highlights
Institutional Class
Per Share Data for a Share Outstanding Throughout Each Period.
	For the Year Ended September 30, 2014		For the Period February 1, 2013* through September 30, 2013

Net asset value, beginning of period	$9.35		$10.28

Income (Loss) from Investment Operations:
Net investment income(1)	0.28		0.31
Net realized and unrealized gain (loss) on investments	0.06	(7)	(0.89)
Total income (loss) from investment operations	0.34		(0.58)

Less Distributions:
From net investment income	(0.28)		(0.34)
From net realized gain on investments	—		(0.01)
Total distributions	(0.28)		(0.35)

Net asset value, end of period	$9.41		$9.35

Total return	3.63%		(5.74	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$65,336		$39,122

Ratio of expenses to average net assets(4)
Before fees waived/reimbursed by the Adviser	2.84%		2.44	%(3)
After fees waived/reimbursed by the Adviser	2.56%		1.55	%(3)

Ratio of net investment income to average net assets(5)
Before fees waived/reimbursed by the Adviser	2.78%		3.79	%(3)
After fees waived/reimbursed by the Adviser	3.06%		4.68	%(3)

Portfolio turnover rate	96	%(6)	67	%(2)(6)

*	Commencement of Operations
(1)	Computed using average shares method
(2)	Not Annualized.
(3)	Annualized.

Table of Contents - Prospectus

(4)
The ratio of expenses to average net assets includes dividends and interest on short positions and transactionalexpenses.  For the periods ended September 30, 2014 and September 30, 2013, excluding dividends and interest onshort positions and transactional expenses, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, was 1.23% and 1.84%, respectively.  Excluding dividends and interest on short positions and transactional expenses, the ratio of expenses to average net assets, after fees waived/reimbursed by the Adviser, was 0.95% and 0.95%, respectively.

(5)
The ratio of net investment income to average net assets includes dividends and interest on short positions andtransactional expenses.  For the periods ended September 30, 2014 and September 30, 2013, excluding dividends andinterest on short positions and transactional expenses, the ratios of net investment income to average net assets, before fees waived/reimbursed by the Adviser, was 4.39% and 4.39%, respectively.  Excluding dividends and interest on short positions and transactional expenses, the ratio of net investment income to average net assets, after fees waived/reimbursed by the Adviser, was 4.67% and 5.28%, respectively.

(6)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.
(7)
The amount of realized and unrealized gain (loss) per share does not accord with the amount reported in the statementof operations due to the timing of subscriptions and redemptions in relation to fluctuation market value during the year.

Table of Contents - Prospectus

PRIVACY NOTICE

The Ziegler Strategic Income Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Strategic Income Fund through a financial intermediary, including, but limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Not Part of the Prospectus

Table of Contents - Prospectus
PN-1

To learn more about the Strategic Income Fund, you may want to read the Strategic Income Fund’s SAI, which contains additional information about the Strategic Income Fund.  The Strategic Income Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Strategic Income Fund’s investments by reading the Strategic Income Fund’s annual and semi-annual reports to shareholders, when available.  The annual report will include a discussion of the market conditions and investment strategies that significantly affected the performance of the Strategic Income Fund during the last fiscal year.

The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling 1-877-568-7633.  These documents are also available on the Strategic Income Fund’s website at www.zcmfunds.com.

Prospective investors and shareholders who have questions about the Strategic Income Fund may also call the following number or write to the following address:

Ziegler Strategic Income Fund
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, Wisconsin 53201-0701
Telephone:  1-877-568-7633

The general public can review and copy information about the Strategic Income Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call (202) 551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the Strategic Income Fund are also available at the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

Please refer to the Strategic Income Fund’s Investment Company Act File No. 811-21422 when seeking information about the Strategic Income Fund from the SEC.

Table of Contents - Prospectus

STATEMENT OF ADDITIONAL INFORMATION

January 25, 2015

ZIEGLER STRATEGIC INCOME FUND

Investor Class (Nasdaq Symbol: ZLSCX)
Institutional Class (Nasdaq Symbol: ZLSIX)

A series of Trust for Advised Portfolios
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Toll Free: 1-877-568-7633

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus, dated January 25, 2015, of the Ziegler Strategic Income Fund (the “Strategic Income Fund”).  A copy of the Prospectus may be obtained without charge from the Strategic Income Fund at the address and telephone number set forth above.

Shareholders may obtain a copy of the Strategic Income Fund’s Annual Report and Semi-Annual Report, without charge, by calling 1-877-568-7633.

The following financial statements are incorporated by reference from the 2014 Annual Report of the Strategic Income Fund (File No. 811-21422) as filed with the Securities and Exchange Commission on Form N-CSR on December 8, 2014:

Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm

Table of Contents - Statement of Additional Information (SAI)

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated January 25, 2015,  if given or made, such information or representations may not be relied upon as having been authorized by Ziegler Strategic Income Fund.

This SAI does not constitute an offer to sell securities.

Table of Contents - Statement of Additional Information (SAI)

FUND HISTORY AND CLASSIFICATION

The Trust for Advised Portfolios (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple series.  The Strategic Income Fund is a non-diversified fund, which means the Strategic Income Fund can invest more of its assets in a smaller number of issuers than a diversified fund.  This SAI relates only to the Strategic Income Fund.

The Trust was organized as a Delaware statutory trust on August 28, 2003.  Between March 5, 2013 and January 1, 2014, the Trust was named “Ziegler Capital Management Investment Trust”.  Between August 1, 2011 and March 4, 2013, the Trust was named “Ziegler Lotsoff Capital Management Investment Trust”.  Prior to August 1, 2011, the Trust was named “Lotsoff Capital Management Investment Trust”.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions applicable to the Strategic Income Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the 1940 Act, of the shares of the Strategic Income Fund.  Under the 1940 Act, approval of the holders of a “majority” of the Strategic Income Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Strategic Income Fund’s borrowing of money.

The Strategic Income Fund may not:

1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Strategic Income Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof or other registered investment companies), or more than 10% of the outstanding voting securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof or other registered investment companies); provided, however, that up to 50% of the value of the Strategic Income Fund’s total assets may be invested without regard to these limitations.

2. Borrow money to an extent or in a manner not permitted under the 1940 Act. (For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing.  As of the date of this SAI, the 1940 Act permits the Strategic Income Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed.  A covered reverse repurchase agreement or a covered derivative transaction will not be considered to be subject to the 300% asset coverage requirement.  For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Strategic Income Fund’s investment practices are not considered to be a borrowing.  The aggregate value of the Strategic Income Fund’s outstanding borrowings, including reverse repurchase agreements that are not covered reverse repurchase agreements, may not exceed 33 1/3% of the value of the Strategic Income Fund’s total assets.

Table of Contents - Statement of Additional Information (SAI)

3. Invest in real estate (although the Strategic Income Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Strategic Income Fund may invest in financial futures contracts, options thereon, and other similar instruments.

4. Act as an underwriter or distributor of securities other than shares of the Strategic Income Fund, except to the extent that the Strategic Income Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

5. Invest in companies for the primary purpose of acquiring control or management thereof.

6. Purchase securities on margin.  However, the Strategic Income Fund may obtain such short term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Strategic Income Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

7. Sell securities short and write put and call options to an extent not permitted by the 1940 Act.  (As of the date of this SAI, the 1940 Act permits the Fund to sell securities short and write put and call options to the extent they are “covered” by a segregated account in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.)

8. Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings and then in amounts not greater than the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing.

9. Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities issuers whose principal business activities are in the same industry, except that this restriction does not apply to obligations issued by the U.S. government, its agencies and instrumentalities or government-sponsored enterprises.

10. Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities or any other type of debt obligation and securities of a type normally acquired by institutional investors, including, without limitation, corporate loans including collateralized and uncollateralized fixed and floating rate adjustable loans, and (2) the lending of the Strategic Income Fund’s portfolio securities.

11. Issue senior securities to an extent not permitted under the 1940 Act.  (As of the date of this SAI, the 1940 Act permits the Strategic Income Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed.  For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Strategic Income Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements.  In addition, hedging transactions in which the Strategic Income Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

Table of Contents - Statement of Additional Information (SAI)

The Strategic Income Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval.  Any changes in these non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation.  The non-fundamental investment restrictions are as follows:

1. The Strategic Income Fund will not invest more than 15% of the value of its net assets in illiquid securities.  If, after the time of acquisition, events cause the above-mentioned limit to be exceeded, the Strategic Income Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with SEC and SEC staff guidance.

2. The Strategic Income Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Strategic Income Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  Subject to the exception provided by Section 12(d)(1)(F) of the 1940 Act, no purchases described in (b) and (c) will be made if as a result of such purchases (i) the Strategic Income Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company (the “3% Limitation”); (ii) more than 5% of the Strategic Income Fund’s net assets would be invested in shares of any one registered investment company (the “5% Limitation”); and (iii) more than 10% of the Strategic Income Fund’s net assets would be invested in shares of registered investment companies (the “10% Limitation”).  Under Section 12(d)(1)(F) of the 1940 Act, the Strategic Income Fund may invest in other investment companies (including exchange traded fund (ETF) or other mutual funds) in excess of the 5% Limitation and the 10% Limitation, but must still comply with the 3% Limitation.  Section 12(d)(1)(F) of the 1940 Act is available if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Strategic Income Fund and all affiliated persons of the Strategic Income Fund; and (ii) the Strategic Income Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  An investment company that issues shares to the Strategic Income Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  The Strategic Income Fund (or Ziegler Capital Management, LLC (the “Adviser”) acting as investment adviser on behalf of the Strategic Income Fund) must comply with the following voting restrictions:  when the Strategic Income Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Strategic Income Fund, the Strategic Income Fund will either seek instruction from the Strategic Income Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Strategic Income Fund in the same proportion as the vote of all other holders of such security.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Strategic Income Fund’s investments in illiquid securities.

The Strategic Income Fund’s investment objective is a non-fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval.  If the Board of Trustees of the Trust determines to change the investment objective for the Strategic Income Fund, the Strategic Income Fund will provide 60 days prior written notice to the shareholders before implementing the change of investment objective.

Table of Contents - Statement of Additional Information (SAI)

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus any borrowings for investment purposes) will be invested in debt securities consisting of corporate bonds and debentures, U.S. government securities, agency and non-agency mortgage backed securities, securities of mortgage real estate investment trusts, securities of closed-end funds and exchange-traded funds that invest primarily in fixed income securities, and preferred securities that the Adviser believes have debt-like characteristics.  This policy may be changed only by the Board of Trustees upon the provision of at least 60 days prior written notice to the Fund’s shareholders.

INVESTMENT OBJECTIVE

The Strategic Income Fund seeks to provide high current income and capital appreciation by investing in U.S. and foreign debt securities (U.S. dollar denominated), both investment and non-investment grade credit quality.  This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade debt securities (sometimes referred to as junk bonds).  The debt securities in which the Strategic Income Fund invests consist of corporate bonds and debentures, U.S. government securities, agency and non-agency mortgage backed securities,  securities of real estate investment trusts that invest principally in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Adviser believes have debt-like characteristics.  To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives.  Derivatives involve special risks and may result in losses to the Strategic Income Fund.  In view of this, the Strategic Income Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

The Strategic Income Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents.  Except for temporary defensive purposes, the Strategic Income Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit it to pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

INVESTMENT STRATEGIES AND RISKS

Principal Strategies and Risks of the Strategic Income Fund

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus any borrowings for investment purposes) will be invested in U.S. and foreign debt securities (U.S. dollar denominated) consisting of corporate bonds and debentures, U.S. government securities, agency and non-agency mortgage backed securities, securities of real estate investment trusts that invest at least 80% of their net assets in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest at least 80% of their net assets in fixed income securities, and preferred securities that the Adviser believes have debt-like characteristics, both investment and non-investment grade credit quality.  The Strategic Income Fund is not limited with respect to its portfolio maturity or duration.  The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features.  Terms that vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

Table of Contents - Statement of Additional Information (SAI)

The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade (“junk bonds”).  Non-investment grade debt securities acquired by the Strategic Income Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Adviser to be of similar quality.  Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

As part of the Strategic Income Fund’s principal investment strategy, it engages in the short-term trading strategies discussed in the Prospectus and this SAI.  When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market.  The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense.  Dividend expenses are not fees charged to shareholders by the Strategic Income Fund or any Strategic Income Fund service provider but are similar to finance charges incurred by the Strategic Income Fund in borrowing transactions.  The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return).  These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps).  The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

Short Sales

The Strategic Income Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Strategic Income Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Strategic Income Fund purchases it for delivery to the lender.  The price at such time may be more or less than the price at which the security was sold by the Strategic Income Fund.  Until the security is replaced, the Strategic Income Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan.  To borrow the security, the Strategic Income Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

Table of Contents - Statement of Additional Information (SAI)

Until the Strategic Income Fund closes its short position or replaces the borrowed security, the Strategic Income Fund will:  (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Strategic Income Fund’s short position.

Corporate Debt Securities

The Strategic Income Fund may invest in corporate debt securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached.  Corporate income-producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications.  The Strategic Income Fund can invest in corporate securities of any rating.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Strategic Income Fund may invest in floating rate debt instruments (“floaters”).  The interest rate on a floater is a variable rate, which is tied to another interest rate, such as a money-market index, like the London Interbank Offered Rate (“LIBOR”), or U.S. Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  Because of the interest rate reset feature, floaters provide the Strategic Income Fund with a certain degree of protection against rises in interest rates, although the Strategic Income Fund will participate in any declines in interest rates as well.

The Strategic Income Fund also may invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

High Yield Securities

The Strategic Income Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities.  Investments in such securities are subject to greater credit risks than higher rated securities.  Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default.  Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

The market for high yield securities is subject to substantial volatility.  For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher-rated securities and their issuers.  Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.  During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

Table of Contents - Statement of Additional Information (SAI)

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a high yield convertible security owned by the Strategic Income Fund defaults, the Strategic Income Fund may incur additional expenses in seeking recovery.  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Strategic Income Fund’s NAV.  Yields on high yield securities will fluctuate over time.  Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Strategic Income Fund to value accurately high yield securities or dispose of them.  To the extent the Strategic Income Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities.  The Strategic Income Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  Further, the Strategic Income Fund must distribute substantially all of its income to its shareholders to qualify for pass through treatment under the tax law.  Accordingly, the Strategic Income Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events the Adviser monitors the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Strategic Income Fund can meet redemption requests.  To the extent that the Strategic Income Fund invests in high yield securities, the achievement of its investment objective may be more dependent, on the Adviser’s own credit analysis than is the case for higher quality bonds.  The Strategic Income Fund may retain a portfolio security whose rating has been changed.

Convertible Securities

The Strategic Income Fund may invest in convertible debt securities.  The Strategic Income Fund may also invest in common or preferred stock as a means of realizing the economic value associated with owning convertible securities.  Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares.

Table of Contents - Statement of Additional Information (SAI)

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets certain definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for the favorable U.S. federal income tax status generally available to REITs under the Code or to maintain exemption from the 1940 Act.

Preferred Securities

The Strategic Income Fund may invest in two basic types of preferred securities, traditional and hybrid-preferred securities.  Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation.  Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities.  Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.  Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities.  The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.  Hybrid-preferred securities are considered debt securities.  Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Table of Contents - Statement of Additional Information (SAI)

Traditional Preferred Securities.  Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets.  This means that a company must pay dividends on preferred stock before paying any dividends on its common stock.  In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors.  Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable.  In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid.  However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid.  The Strategic Income Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders.  There is no assurance that dividends or distributions on the traditional preferred securities in which the Strategic Income Fund invests will be declared or otherwise made payable.  Preferred securities may also contain provisions under which payments must be stopped (namely, stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels.  Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur.  In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments.  However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters.  Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance.  The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates.  Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities.  Thus, in declining interest rate environments in particular, the Strategic Income Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Strategic Income Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction (the “DRD”), corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer.  However, not all traditional preferred securities pay dividends that are eligible for the DRD,.  Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income (“QDI”).   However, not all distributions on traditional preferred securities will qualify to be treated as QDI.  In particular, distributions on preferred securities issued by REITs generally are not eligible for the DRD and generally are not treated as QDI.

Hybrid-preferred Securities.  Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor.  In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default.  Generally, the maximum deferral period is five years.  Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.  Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Table of Contents - Statement of Additional Information (SAI)

Hybrid-preferred securities are typically issued with a final maturity date.  In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.  No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company.  At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the hybrid-preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.  Accordingly, payments on hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to QDI. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt.  Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market.  These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like.  This is particularly true in the financials sector, the largest preferred issuer segment.  Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely.  While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances.  This may occur, for instance, in the event that business losses have eroded capital to a substantial extent.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.  Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”).  These securities provide for mandatory conversion into common shares of the issuer under certain circumstances.  The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy.  In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Table of Contents - Statement of Additional Information (SAI)

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Preferred Securities.  Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer.  These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Floating Rate Securities.  The Strategic Income Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities.  The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index.  The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate.  Because of the interest rate reset feature, floating rate securities provide the Strategic Income Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Duration and Portfolio Maturity

The Strategic Income Fund invests without regard to maturity or duration limitations.  As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates.  Generally, the longer the duration, the more volatility an investor should expect.  For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%.  The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration.  Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity.  The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates.  Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights.  In computing the duration of the Strategic Income Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.  The Adviser will adjust the duration and maturity of the Strategic Income Fund’s portfolio based on the Adviser’s interest rate outlook.

Directional Investment Strategies

The Strategic Income Fund may from time to time take “outright” directional (long or short) market positions.  These trades frequently result from opportunities identified in the course of implementing the Strategic Income Fund’s core arbitrage and relative value strategies, as a result of which the Strategic Income Fund may identify certain securities which it believes to be materially overpriced or underpriced.  In certain cases, the Strategic Income Fund’s Adviser may determine that an outright directional position in such securities may have a better risk/reward profile than a hedged position.

Table of Contents - Statement of Additional Information (SAI)

Opportunistic Investing

In the course of researching and implementing its investment strategies, the Strategic Income Fund may identify unrelated trading or investment opportunities which the Strategic Income Fund’s Adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives.  From time to time, the Strategic Income Fund may attempt to exploit these opportunities.

Swaps

A swap agreement is a derivative that is subject to the risks discussed above in “Derivatives”.  A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, index swaps, and total return swaps.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum levels.  Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment.  Consequently, the Strategic Income Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.  Swap agreements allow for a wide variety of transactions.  For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.”  A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index.  A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.  Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Strategic Income Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swaps

The Strategic Income Fund may enter into credit default swaps.  A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring.  The Strategic Income Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer.  The Strategic Income Fund may enter into credit default swaps, both directly (“unfunded swaps”) and indirectly (“funded swaps”) in the form of a swap embedded within a structured security.  Unfunded and funded credit default swaps may refer to a single security or on a basket of securities.

Table of Contents - Statement of Additional Information (SAI)

If the Strategic Income Fund buys credit protection using a credit default swap and a credit event occurs, the Strategic Income Fund will deliver the defaulted loan or bond underlying the swap and the swap counterparty will pay the par amount of the loan or bond.  If the Strategic Income Fund sells credit protection using a credit default swap and a credit event occurs, the Strategic Income Fund will pay the par amount of the defaulted loan or bond underlying the swap and the swap counterparty will deliver the loan or bond.  If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Strategic Income Fund will not properly assess the cost of the instrument based on the lack of transparency in the market.  If the Strategic Income Fund is selling credit protection, there is a risk that a credit event will occur and that the Strategic Income Fund will have to pay par value on defaulted loans or bonds.  If the Strategic Income Fund is buying credit protection, there is a risk that no credit event will occur and the Strategic Income Fund will receive no benefit for the premium paid.  In addition, if the Strategic Income Fund is buying credit protection and a credit event does occur, there is a risk when the Strategic Income Fund does not own the underlying asset, that the Strategic Income Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing.  The Strategic Income Fund will invest no more than 20% of its total assets in credit default swaps.

When Issued and Delayed-Delivery Securities

To ensure the availability of suitable securities for its portfolio, the Strategic Income Fund may purchase when-issued or delayed delivery securities.  When-issued transactions arise when securities are purchased by the Strategic Income Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Strategic Income Fund at the time of entering into the transaction.  When-issued securities represent securities that have been authorized but not yet issued.  The Strategic Income Fund may also purchase securities on a forward commitment or delayed delivery basis.  In a forward commitment transaction, the Strategic Income Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.  The Strategic Income Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  Alternatively, the Strategic Income Fund may enter into offsetting contracts for the forward sale of other securities that it owns.  The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

U.S. Government Securities

The Strategic Income Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds.  These obligations differ only in terms of their interest rates, maturities and time of issuance.  The Strategic Income Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“Sallie Mae”) are supported only by the credit of the agency or instrumentality that issues them.  There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Table of Contents - Statement of Additional Information (SAI)

Derivatives

The Strategic Income Fund may invest in various derivatives.  A derivative is a financial instrument which has a value that is based on--or “derived from”--the values of other assets, reference rates, or indexes.  The Strategic Income Fund may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes.  Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion above on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars, swap agreements (see discussion above on “Swaps”), and other financial instruments.  Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market.  The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are used by some investors for speculative purposes.  Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.  Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments.  Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Strategic Income Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Table of Contents - Statement of Additional Information (SAI)

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Strategic Income Fund’s interest.  The Strategic Income Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Strategic Income Fund.  If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Strategic Income Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment.  This could cause substantial losses for the Strategic Income Fund.  While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.  Many derivatives, in particular OTC derivatives, are complex and often valued subjectively.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Strategic Income Fund.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires.  The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium.  Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases.  The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option.  A premium has two components:  the intrinsic value and the time value.  The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option.  The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset.  If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid.  In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out.  Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities.  When the Strategic Income Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period.  If the call is exercised, the Strategic Income Fund forgoes any gain from an increase in the market price over the exercise price.

Table of Contents - Statement of Additional Information (SAI)

To terminate its obligation on a call which it has written, the Strategic Income Fund may purchase a call in a “closing purchase transaction.”  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased.  A profit may also be realized if the call lapses unexercised, because the Strategic Income Fund retains the premium received.  All call options written by the Strategic Income Fund must be “covered.”  For a call to be “covered”: (a) the Strategic Income Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Strategic Income Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When the Strategic Income Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price.  The Strategic Income Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Strategic Income Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When the Strategic Income Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price.  Buying a protective put permits the Strategic Income Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Strategic Income Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put.  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Strategic Income Fund retains the premium received.  All put options written by the Strategic Income Fund must be “covered.”  For a put to be “covered”, the Strategic Income Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date.  The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product.  The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading.  The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin.  Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract.  No credit is being extended, and no interest expense accrues on the non margined value of the contract.  The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract.  A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level.  The Strategic Income Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

Table of Contents - Statement of Additional Information (SAI)

The Strategic Income Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

When the Strategic Income Fund purchases a put or call option on a futures contract, the Strategic Income Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing a call option on a futures contract, the Strategic Income Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Strategic Income Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Strategic Income Fund’s positions against price fluctuations, while other strategies tend to increase market exposure.  The extent of the Strategic Income Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited.  The Strategic Income Fund may engage in related closing transactions with respect to options on futures contracts.  The Strategic Income Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

When the Strategic Income Fund purchases or sells a futures contract, the Strategic Income Fund “covers” its position.  To cover its position, the Strategic Income Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.  If the Strategic Income Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Strategic Income Fund may undertake and on the potential increase in the speculative character of the Strategic Income Fund’s outstanding portfolio securities.  Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Strategic Income Fund arising from such investment activities.

The Strategic Income Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Strategic Income Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Strategic Income Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.  The Strategic Income Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Strategic Income Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Strategic Income Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Strategic Income Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Table of Contents - Statement of Additional Information (SAI)

Although the Strategic Income Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Strategic Income Fund to substantial losses.  If trading is not possible, or the Strategic Income Fund determines not to close a futures position in anticipation of adverse price movements, the Strategic Income Fund will be required to make daily cash payments of variation margin.  The risk that the Strategic Income Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

To the extent the Strategic Income Fund invests in derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”), such as futures and options on futures, it will do so in accordance with Regulation 4.5 under the Commodity Exchange Act (“CEA”).  The Adviser, on behalf of the Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA and the regulations of the CFTC promulgated thereunder with respect to the Strategic Income Fund’s operations.  The Trust is not subject to registration or regulation as a CPO and does not intend to operate in a manner that would trigger CFTC regulation.  If the Strategic Income Fund were to operate subject to CFTC regulation, it may incur additional expenses.

Limitations on Options and Futures

Transactions in options by the Strategic Income Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers.  Thus, the number of options which the Strategic Income Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser.  Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Strategic Income Fund would not be subject absent the use of these strategies.  In particular, the loss from investing in futures contracts is potentially unlimited.  If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the Strategic Income Fund could be in a worse position than if such strategies were not used.  Risks inherent in the use of options, futures contracts and options on futures contracts include:  (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Table of Contents - Statement of Additional Information (SAI)

Foreign Securities

The Strategic Income Fund may invest in U.S. dollar denominated securities of foreign issuers.  The Strategic Income Fund may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets.  Investments in foreign securities involve special risks and considerations that are not present when the Strategic Income Fund invests in domestic securities.  As an operating policy, the Strategic Income Fund may only purchase securities of foreign issuers and ADRs and ADSs up to a maximum of 15% of the value of its total net assets.

The value of the Strategic Income Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Strategic Income Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Strategic Income Fund’s income.  Although the Strategic Income Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Purchase of Loans

The Strategic Income Fund can invest up to 25% of its assets in corporate loans including collateralized and uncollateralized fixed and floating rate adjustable loans.  The Strategic Income Fund has no limits as to the maturity of the loans it invests or as to the market capitalization of the borrowers.  Fixed rate loans are subject to greater interest rate risk than variable rate loans as the interest rate on a fixed loan does not change as prevailing interest rates change.  The Strategic Income Fund may invest in senior or subordinated loans.  Some of these loans may have been made in connection with highly leveraged transactions.  These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other loans. The Strategic Income Fund may invest in loans of borrowers that are experiencing or are likely to experience financial difficulty or that have filed for bankruptcy, which may limit or impair the borrower’s ability to make principal and interest payments.

Non-Principal Strategies and Risks of the Strategic Income Fund

Illiquid Securities

The Strategic Income Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Strategic Income Fund could adversely affect their marketability, causing the Strategic Income Fund to sell securities at unfavorable prices.  The Board of Trustees of the Trust has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Table of Contents - Statement of Additional Information (SAI)

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Strategic Income Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Strategic Income Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Lending of Portfolio Securities

The Strategic Income Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Strategic Income Fund equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the Strategic Income Fund an amount equivalent to any dividends or interest paid on such securities, and the Strategic Income Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit.  Loans are subject to termination at the option of the Strategic Income Fund or the borrower.  The Strategic Income Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  The Strategic Income Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.  The Strategic Income Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

The Strategic Income Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 20% of the value of the Strategic Income Fund’s net assets at the time of borrowing.  For example, the Strategic Income Fund may borrow money to facilitate management of the Strategic Income Fund’s portfolio by enabling the Strategic Income Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  The Strategic Income Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Strategic Income Fund’s total assets.  As required by the 1940 Act, the Strategic Income Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Strategic Income Fund’s assets should fail to meet this 300% coverage test, the Strategic Income Fund will reduce the amount of the Strategic Income Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Saturdays, Sundays and holidays).  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Table of Contents - Statement of Additional Information (SAI)

Money Market Instruments

The Strategic Income Fund may invest in cash and money market securities.   The Strategic Income Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Strategic Income Fund invests may include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Strategic Income Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime 2 by Moody’s Investors Service, Inc.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Under a repurchase agreement, the Strategic Income Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period.  While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.  The Strategic Income Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities.  The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Strategic Income Fund.  In the event of a default or bankruptcy by the seller, the Strategic Income Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Strategic Income Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay.  However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Strategic Income Fund would suffer a loss.  The Strategic Income Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Strategic Income Fund expected to receive under the repurchase agreement.  Repurchase agreements usually are for short periods, such as one week or less, but may be longer.  It is the current policy of the Strategic Income Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.

The Strategic Income Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments).  In addition to the advisory fees and other expenses the Strategic Income Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Strategic Income Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Strategic Income Fund’s shareholders.

Table of Contents - Statement of Additional Information (SAI)

Event-Driven Strategies

The Strategic Income Fund may seek to profit from the often significant market inefficiencies surrounding market events, such as acquisitions, mergers, tender offers, liquidations, restructurings, spin-offs, earnings announcements and bankruptcies.  Event-driven trading involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it.  Event-driven strategies involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate transactions are often legal or regulatory rather than economic.  In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and a precise evaluation of the terms and embedded option characteristics of these securities can provide a significant competitive advantage.  Merger and exchange offers are generally priced so that the acquirer will pay a premium over the market price (at the time the offering is announced) of the target company’s securities if the transaction is consummated.  The uncertainty of consummation as well as of its timing creates risks from which the Strategic Income Fund may attempt to profit by both an accurate assessment of the level of such uncertainty and managing the timing of the Strategic Income Fund’s investments in an effort to maximize overall returns on a present-value basis.  Each of the Strategic Income Fund’s risk arbitrage transactions typically involves multiple trades, as overall exposure is adjusted in response to the changing risk profile of the investment.  Restructuring transactions (including liquidations) may be proposed in which the Strategic Income Fund’s Adviser identifies a price differential between post-restructuring values and current market prices.  The Strategic Income Fund may take positions designed to profit from such differentials, discounted for the uncertainty of consummation.  The Strategic Income Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.  In certain cases, these positions may be leveraged, either through outright borrowings or through leverage embedded in derivatives acquired by the Strategic Income Fund.

Distressed Securities

Distressed investment strategies involve investing in the securities and loans of companies that are in weak financial condition, are experiencing poor operating results, need substantial capital investment, perhaps have a negative net worth, are experiencing special competitive or products obsolescence problems, or are involved in bankruptcy or reorganization proceedings.  These investments may be made in securities with a wide spectrum of risk and market sensitivity; for example, in fully secured bank debt of a company that is in a late-stage bankruptcy proceeding that the Adviser believes involves low risk due to the value of the underlying assets or, conversely, in the equity of a highly leveraged company that may or may not declare bankruptcy.  The securities of highly leveraged companies or companies that have fallen into distress are often mispriced.  In an attempt to capture such mispricing, the Strategic Income Fund may take partially offsetting positions in the securities of the distressed issuer.  For example, the Strategic Income Fund may take partially offsetting positions in the securities of the distressed issuer.  This would involve the Strategic Income Fund purchasing a company’s senior debt securities, while selling short its subordinated debt and/or equity if the Strategic Income Fund’s Adviser determines that the junior securities are significantly overvalued relative to the senior securities.

Rights and Warrants

The Strategic Income Fund may purchase rights and warrants to purchase equity securities.  Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.  Rights and warrants involve the risk that the Strategic Income Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Table of Contents - Statement of Additional Information (SAI)

Reverse Repurchase Agreements

The Strategic Income Fund may enter into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and as such are subject to the investment limitations discussed in the section entitled “Borrowing.”  Under a reverse repurchase agreement, the Strategic Income Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price.  When the Strategic Income Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Strategic Income Fund may decline below the price of the securities it is obligated to repurchase.

Inflation-Indexed Bonds

The Strategic Income Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  The Strategic Income Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Table of Contents - Statement of Additional Information (SAI)

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-Backed Securities and Other Asset-Backed Securities

The Strategic Income Fund may invest in mortgage-backed and other asset backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets).  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property.  Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

Government Agency Mortgage-Backed Securities.  Government Agency Mortgage-Backed Securities represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities.  Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Government Agency Mortgage-Backed Securities in which the Strategic Income Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  These securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

Privately-Issued Mortgage-Backed Securities.  Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non agency collateralized mortgage-backed securities (“Privately-Issued Non Agency Mortgage-Backed Securities”).  These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates.  Privately-Issued Non Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement.  These securities may include collateralized mortgage obligations and multiclass pass-through securities.

Table of Contents - Statement of Additional Information (SAI)

The Strategic Income Fund may invest in subordinated Privately-Issued Non Agency Mortgage-Backed Securities (“Subordinated Securities”).  Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non Agency Mortgage-Backed Securities.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non Agency Mortgage-Backed Securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non Agency Mortgage-Backed Securities.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities.  Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”).  CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others.  In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal.  The Strategic Income Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities.  The Strategic Income Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”).  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets.  A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal.  However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Strategic Income Fund may fail to fully recover its initial investment in these securities.  The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates.  The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Table of Contents - Statement of Additional Information (SAI)

Adjustable-Rate Mortgage Loans.  Certain mortgage loans underlying the Mortgage-Backed Securities in which the Strategic Income Fund may invest will be adjustable rate mortgage loans (“ARMs”).  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time.  Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”).  The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices which provide the basis for rate adjustments on ARMS.  Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.  The degree of volatility in the market value of the Strategic Income Fund’s portfolio and therefore in the NAV of the Strategic Income Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages).  Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Strategic Income Fund to experience difficulty in valuing or liquidating such securities.

Miscellaneous.  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time.  As a result, if the Strategic Income Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.  Conversely, if the Strategic Income Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.  Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Table of Contents - Statement of Additional Information (SAI)

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions.  Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.  Accordingly, amounts available for reinvestment by the Strategic Income Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.  Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities.  Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Trust’s Board of Trustees.  In accordance with such guidelines, the Adviser will monitor the Strategic Income Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

PORTFOLIO TURNOVER

The Strategic Income Fund will engage in short-term trading, which will likely result in the Strategic Income Fund’s portfolio turnover exceeding 100% per year.  This will produce higher transaction costs (such as brokerage commissions or markups or markdowns), which the Strategic Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Strategic Income Fund’s after-tax performance.  For the fiscal year ended September 30, 2013, the Strategic Income Fund’s portfolio turnover rate was 67% of the average value of its portfolio.  During the most recent fiscal year ended September 30, 2014 the Strategic Income Fund’s portfolio turnover rate was 96% of the average value of its portfolio.  The Strategic Income Fund’s increase in portfolio turnover rate was as a result of diversifying asset allocation to include convertible bonds, capital structure arbitrage, mortgage backed securities and bank loans and decreasing high yield asset allocation.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Strategic Income Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Strategic Income Fund’s shareholders.  The Strategic Income Fund’s Chief Compliance Officer (“CCO”) will report annually to the Board of Trustees with respect to compliance with the portfolio holdings disclosure procedures described herein.

The officers of the Trust receive reports on a regular basis as to any purchases and redemptions of shares of the Strategic Income Fund and review these reports to determine if there is any unusual trading in shares of the Strategic Income Fund.  The officers of the Trust will report to the Board of Trustees any such unusual trading in shares of the Strategic Income Fund.

Table of Contents - Statement of Additional Information (SAI)

There may be instances where the interests of the shareholders of the Strategic Income Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Strategic Income Fund.  In such situations, the Board of Trustees will be afforded the opportunity to determine whether or not to allow such disclosure.  The Strategic Income Fund does not receive any compensation for providing information about its portfolio holdings.

Fund Service Providers

The Strategic Income Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Strategic Income Fund’s portfolio holdings.  As a result of the ongoing services that these service providers provide, they will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  In each case, the Board of Trustees has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of trust and confidence to the Strategic Income Fund because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Strategic Income Fund expects that the recipient will maintain its confidentiality.  These third party service providers are the Adviser and the Strategic Income Fund’s administrator, independent registered public accountants and custodian.

Rating and Ranking Organizations

The Board of Trustees has determined that the Strategic Income Fund may provide its portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis.

Morningstar
Lipper
Thomson Financial
Standard & Poor’s
Bloomberg
Capital-Bridge

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Strategic Income Fund’s shareholders to provide them with non-public portfolio holdings information.  Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Strategic Income Fund or to trade against the Strategic Income Fund to the detriment of other shareholders of the Strategic Income Fund.  However, the Strategic Income Fund will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic.  Also, as noted above, the officers of the Trust receive and review reports on a regular basis as to any purchases and redemptions of shares of the Strategic Income Fund to determine if there is any unusual trading in shares of the Strategic Income Fund.  The Strategic Income Fund will not pay these organizations.

Table of Contents - Statement of Additional Information (SAI)

MANAGEMENT

Management Information

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees.  The name, current age, address, principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee
Non-Interested Trustees
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Age: 56	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	Javelin Mortgage Investments, Inc. and The Bancorp, Inc.
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Age: 71	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011-2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
David S. Krause 615 E. Michigan Street Milwaukee, WI 53202 Age: 60	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Age: 69	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Age: 46	Trustee(2)	Since 2013	Executive Vice President, U.S. Bancorp Fund Services, LLC	1	None

Table of Contents - Statement of Additional Information (SAI)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee
Officers
Christopher E. Kashmerick (3) 615 E. Michigan Street Milwaukee, WI 53202 Age: 40	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Vice President, Huntington Asset Services (2008 – 2011)	N/A	N/A
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 56	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).	N/A	N/A
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 34	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Senior Fund Administrator, Huntington Asset Services (2002 – 2011)	N/A	N/A
Wendy M. Barron 615 E. Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Since 2014	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008 – present)	N/A	N/A
Jeanine M. Bajczyk, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 49	Secretary	Since 2014	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).	N/A	N/A

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.
(2)	Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.
(3)	Though Mr. Kashmerick is the President of the Trust, he is not a Trustee and has no voting authority.

Qualification of Trustees

John Chrystal’s experience as a partner of an investment management firm, and his experience as a partner of a consulting firm advising financial institutions, has provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.  Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities.  As a director, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.  David S. Krause’s experience co-founding small businesses and as a professor in a graduate management program has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable resource to the Board.  Harry Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used in the Strategic Income Fund that will be useful to the Board in their analysis and oversight of the Fund.  Ian Martin’s industry experience with mutual fund processing and shareholder servicing makes him a valuable resource to the Board as it contemplate shareholder servicing needs.  Each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin takes a conservative and thoughtful approach to addressing issues facing the Strategic Income Fund.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin should serve as a trustee.

Table of Contents - Statement of Additional Information (SAI)

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Strategic Income Fund, and is comprised solely of non-interested trustees. The Board has engaged the Adviser to manage the Strategic Income Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Strategic Income Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of funds in the Trust, the Trust does not have a Chairman of the Board, nor does the Trust have a lead disinterested trustee. The President of the Trust is the presiding officer at all meetings of the Board and sets the agenda for the Board meetings, with input from the trustees and other officers of the Trust. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Strategic Income Fund, the arrangements for the conduct of the Strategic Income Fund’s operations, the number of trustees, and the responsibilities of the Board.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Strategic Income Fund and service providers, the Board performs a risk oversight function for the Strategic Income Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Strategic Income Fund; reviews and approves, as applicable, the compliance policies and procedures of the Strategic Income Fund; approves the Strategic Income Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Strategic Income Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Strategic Income Fund who oversees the implementation and testing of the Strategic Income Fund’s compliance program and reports to the Board regarding compliance matters for the Strategic Income Fund and its service providers.

The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Strategic Income Fund as it meets annually with the auditors of the Strategic Income Fund. The Board also meets quarterly with the Strategic Income Fund’s chief compliance officer.

Not all risks that may affect the Strategic Income Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Strategic Income Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Strategic Income Fund’s goals. As a result of the foregoing and other factors, the Strategic Income Fund’s ability to manage risk is subject to substantial limitations.

Table of Contents - Statement of Additional Information (SAI)

Trust Committees

The Trust has three standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), the Governance and Nominating Committee, and the Valuation Committee.

The members of the Audit Committee are Messrs. Chrystal, DiUlio, Krause and Resis each of whom is an Independent Trustee. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Audit Committee met four times in the last fiscal year with respect to the Fund.

The Governance and Nominating Committee (the “Nominating Committee”), comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.  The Nominating Committee did not meet in the last fiscal year with respect to the Fund.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of the Trust’s President, Treasurer and Assistant Treasurer and is overseen by the Trustees.  The function of the Valuation Committee is to review and oversee each Adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee met four times in the last fiscal year with respect to the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks.  The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed by the Audit Committee.

Table of Contents - Statement of Additional Information (SAI)

Compensation

The Trust will pay each non-interested trustee an annual retainer of $8,000 and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings.  The Trust may reimburse trustees for travel expenses incurred in order to attend meetings.  The Trust does not provide pension or retirement benefits to its Trustees and officers.  The compensation paid by the Trust to each non-interested trustee for the fiscal year ending September 30, 2014 was as follows:

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees (1)
Non-Interested Trustees
John Chrystal	$4,400	None	None	$4,400
Albert J. DiUlio, S.J.	$4,400	None	None	$4,400
David S. Krause	$4,400	None	None	$4,400
Harry E. Resis	$4,400	None	None	$4,400
Interested Trustees
Ian Martin	None	None	None	None
(1) There are currently nine portfolios comprising the Trust.  The term “Fund Complex” applies only to the Fund.

Dollar Range of Trustee Share Ownership

The following table sets forth the dollar range of equity securities of the Strategic Income Fund beneficially owned by each Trustee as of December 31, 2014, using the following ranges:  None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000.
Name	Dollar Range of Equity Securities in the Strategic Income Fund
Non-Interested Trustees
John Chrystal	$1 - $10,000
Albert J. DiUlio, S.J.	None
David S. Krause	$50,001 - $100,000
Harry E. Resis	$10,001 - $50,000
Interested Trustees
Ian Martin	None

Table of Contents - Statement of Additional Information (SAI)

Proxy Voting Policy

Information on how the Strategic Income Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-877-568-7633 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

The Trust has delegated proxy voting decisions on securities held in the Strategic Income Fund’s portfolio to the Adviser.  The Adviser has adopted a Statement of Proxy Voting Policies and Procedures (the “Proxy Voting Policies”) that sets forth its proxy voting policies and procedures.  The Adviser’s proxy voting process is dynamic and subject to periodic review, and, in its discretion, the Adviser may revise the Proxy Voting Policies in response to its review.  The primary objective of the Adviser is to vote proxies in the manner that it believes will do the most to maximize the value of the Strategic Income Fund’s investments.  One of the primary factors the Adviser considers when determining the desirability of investing in a particular company is the quality and depth of the company’s management.  Accordingly, a major factor that the Adviser considers in determining how proxies should be voted is the recommendation of management on any issue.  As a matter of practice the Adviser will vote in accordance with Egan Jones’ proxy policy on most, but not all, votes.  The Adviser considers each issue on its own merits and will not support the position of a company’s management in any situation where it determines that the ratification of management position would adversely affect the investment merits of owning the company’s shares.  The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as the Adviser’s fiduciary duties under the federal and state law to act in the best interests of the Strategic Income Fund.

If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Strategic Income Fund and its shareholders on the one hand and the interests of the Adviser, the Strategic Income Fund’s distributor or any affiliate of the Strategic Income Fund, the Adviser or the Strategic Income Fund’s distributor on the other hand, then the Adviser will take one or some of the following steps (in its sole discretion): (i) inform the Strategic Income Fund of the conflict and the Adviser’s voting decision; (ii) discuss the proxy vote with the Strategic Income Fund; (iii) fully disclose the material facts regarding the conflict and seek the Strategic Income Fund’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party.  Whenever the Adviser determines there is a potential for a material conflict of interest, the Adviser will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the Strategic Income Fund and not the product of any material conflict.

Code of Ethics

Both the Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Strategic Income Fund.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Strategic Income Fund or is being purchased or sold by the Strategic Income Fund.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of that Fund.  As of December 31, 2014, the following shareholders were considered to be either a control person or principal shareholder of the Funds.

Table of Contents - Statement of Additional Information (SAI)

Strategic Income Fund – Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Farmers Co c/o Susquehanna Trust & Investment PO Box 309 Blue Ball, PA 17506-04309	Susquehanna Bancshares Inc	PA	35.36%	Record
National Financial Services, LLC FBO our customers 499 Washington Blvd, Floor 4 Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc	DE	32.63%	Record
Huntington Bank FBO Richard N. Ross Irrevocable Trust 41 S. High Street HC 0420 Columbus, OH 43215-6101	Huntington Bancshares Incorporated	DE	32.01%	Record

Strategic Income Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC FBO our customers 499 Washington Blvd, Floor 4 Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc	DE	45.76%	Record
U.S. Bank National Association FBO Beaver Dam Community Hospital, Inc PO Box 1787 Milwaukee, WI 53201-1787	N/A	N/A	15.22%	Record
State Street Bank & Trust Company FBO Hallmark Cards Inc Master Trust 444 S Flower Street, Floor 45 Los Angeles, CA 90071-2947	N/A	N/A	14.85%	Record
Wells Fargo Bank NA FBO Midwest Christian Villages PO Box 1533 Minneapolis, MN 55480-1533	N/A	N/A	10.52%	Record
Bank of New York Mellon Trust Company 10161 Centurion Parkway Jacksonville, FL 32256-0523	N/A	N/A	8.65%	Record

As of December 31, 2014, the Trustees and officers of the Trust as a group owned of record and beneficially 27% of the outstanding Investor Class shares and less than 1% of the outstanding Institutional Class shares of the Strategic Income Fund.

Table of Contents - Statement of Additional Information (SAI)

THE ADVISER AND THE ADMINISTRATOR

The Adviser

Ziegler Capital Management, LLC is the investment adviser to the Strategic Income Fund.  The Adviser is a Wisconsin limited liability company and a registered investment adviser whose principal offices are located at 70 West Madison Street, 24th Floor, Chicago, Illinois  60602.  The name and principal occupation of the principal executive officers of the Adviser are listed below (the address of each is c/o Ziegler Capital Management, LLC, 70 West Madison Street, 24th Floor, Chicago, Illinois  60602):

Name and Office	Office
Scott Roberts President and Chief Executive Officer	President and Chief Executive Officer of the Adviser
Paula Horn Managing Director and Chief Investment Officer	Managing Director and Chief Investment Officer of the Adviser
Allison J. Brink Managing Director and Director of Marketing	Managing Director and Director of Marketing of the Adviser
Margaret M. Baer Managing Director and Chief Administrative & Operating Officer	Managing Director and Chief Administrative & Operating Officer of the Adviser
Elizabeth A. Watkins Managing Director, Chief Compliance Officer	Managing Director, Chief Compliance Officer of the Adviser
Renée M. Ansbro, Chief Financial Officer	Chief Financial Officer of the Adviser

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.”  None of the non-interested Trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Under the investment advisory agreement for the Strategic Income Fund (the “Advisory Agreement”), the Adviser, at its own expense and without reimbursement from the Strategic Income Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Strategic Income Fund and maintaining its organization, pays the salaries and fees of all officers and Trustees of the Trust (except the fees paid to non-interested Trustees) and bears all sales and promotional expenses of the Strategic Income Fund, other than distribution expenses paid by the Strategic Income Fund pursuant to the Strategic Income Fund’s Service and Distribution Plan, if any.  For the foregoing, the Strategic Income Fund pay the Adviser a monthly fee based on the Strategic Income Fund’s average daily net assets at the annual rate of 0.65%.

The Strategic Income Fund pays all of its expenses not assumed by the Adviser, including, but not limited to, the professional costs of preparing and the cost of printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission (“SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions.  The Strategic Income Fund also pays salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Strategic Income Fund’s assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

Table of Contents - Statement of Additional Information (SAI)

Pursuant to a fee waiver and reimbursement agreement, the Adviser will reimburse the Strategic Income Fund for expenses, excluding (a) taxes, (b) interest charges, (c) litigation and other extraordinary expenses, (d) acquired fund fees and expenses, (e) interest expense relating to short sales, (f) dividend expense, (g) borrowing costs, (h) extraordinary expenses, and (i) brokers’ commissions and other charges relating to the purchase and sale of the Strategic Income Fund’s portfolio securities, in excess of 1.05% for Investor Class shares and 0.95% for Institutional Class shares.  The fee waiver and reimbursement agreement will continue in effect through the end of January each year and automatically will renew annually unless terminated by (i) the Board of Trustees  of the Trust after sixty days written notice to the Adviser or (ii) the Adviser with the consent of the Board of Trustees as of the end of a currently effective one year period.  In any of the following three fiscal years, the Adviser may recover waived fees, but in no event may the Strategic Income Fund’s expenses exceed the expense limitation above.

Reimbursement of expenses in excess of the applicable limitation will be made on a regular basis and will be paid to the Strategic Income Fund by reduction of the Adviser’s fee, subject to later adjustment during the remainder of the Strategic Income Fund’s fiscal year.  The Adviser may from time to time, at its sole discretion, reimburse the Strategic Income Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.  The Strategic Income Fund monitors its expense ratio at least on a monthly basis.  If the accrued amount of the expenses of the Strategic Income Fund exceeds the expense limitation, the Strategic Income Fund creates a receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Strategic Income Fund’s fiscal year if accrued expenses thereafter fall below this limit.

The Advisory Agreement continues in effect for an initial term of two years, and thereafter continues as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Strategic Income Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Strategic Income Fund’s shareholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

The Advisory Agreement provides that the Adviser shall not be liable to the Strategic Income Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

Table of Contents - Statement of Additional Information (SAI)

The Strategic Income Fund commenced operations on January 31, 2012.  For the period January 31, 2012 through September 30, 2012, the Strategic Income Fund accrued advisory fees of $81,549 and, pursuant to a previous Fee Waiver and Reimbursement Agreement with the Adviser, the Adviser made $213,004 in reimbursements to the Strategic Income Fund.  For the fiscal year ended September 30, 2013, the Strategic Income Fund accrued advisory fees of $232,441 and, pursuant to a previous Fee Waiver and Reimbursement Agreement with the Adviser, the Adviser made $294,334 in reimbursements to the Strategic Income Fund.  For the fiscal year ended September 30, 2014, the Strategic Income Fund accrued advisory fees of $341,185 and, pursuant to a previous Fee Waiver and Reimbursement Agreement with the Adviser, the Adviser made $146,694 in reimbursements to the Strategic Income Fund.

Fund Administrator, Transfer Agent and Custodian

Pursuant to an administration agreement effective January 1, 2014 (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Strategic Income Fund.  USBFS provides certain services to the Strategic Income Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Strategic Income Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Strategic Income Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Strategic Income Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Strategic Income Fund, the determination of investment policy, or for any matter pertaining to the distribution of Strategic Income Fund share.

Prior to January 1, 2014, UMB Fund Services, Inc. provided administrative services to the Strategic Income Fund.   For the fiscal year ended September 30, 2013, the Strategic Income Fund paid fees of $98,869 to the previous administrator.  For the fiscal year ended September 30, 2014, the Strategic Income Fund paid fees of $99,350 to USBFS.

Effective January 1, 2014, USBFS also acts as transfer agent (the “Transfer Agent”), dividend disbursing agent and fund accountant under separate agreements.  Additionally, the Administrator provides CCO services to the Trust under a separate agreement.  The cost of the CCO services is allocated to the Strategic Income Fund by the Board.

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Strategic Income Fund’s assets, holds the Strategic Income Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties.  The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Strategic Income Fund.  The Administrator, Transfer Agent, Custodian and the Strategic Income Fund’s Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Strategic Income Fund may invest.

Table of Contents - Statement of Additional Information (SAI)

Distributor

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”) 615 East Michigan Street, Milwaukee, Wisconsin 53202 pursuant to which the Distributor acts as the Strategic Income Fund distributor, provides certain administration services and promotes and arranges for the sale of Strategic Income Fund shares.  The offering of the Strategic Income Fund’s shares is continuous.  The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Strategic Income Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Strategic Income Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

SERVICE PLAN

The Strategic Income Fund has adopted a service plan for its Institutional Class shares, pursuant to which it may pay fees of up to 0.15% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Strategic Income Fund.  Payments under this plan are authorized by the officers of the Trust.

The service plan may be terminated by the Strategic Income Fund at any time upon a vote of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the plan, and will be terminated if its continuance is not approved at least annually by such directors.

The Board of Trustees reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Trust.

DISTRIBUTION PLAN

The Strategic Income Fund has adopted a Distribution Plan (the “12b-1 Plan”) for the Investor Class shares.  The 12b-1 Plan was adopted in anticipation that the Strategic Income Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing the Investor Class’ expense ratio and providing the Adviser with greater flexibility in management.  The 12b-1 Plan authorizes payments by the Strategic Income Fund in connection with the distribution of Investor Class shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the average daily net assets of the Investor Class.  Amounts paid under the 12b-1 Plan by the Strategic Income Fund may be spent by the Strategic Income Fund on any activities or expenses primarily intended to result in the sale of shares of the Investor Class, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.  To the extent any activity is one which the Strategic Income Fund may finance without a plan pursuant to Rule 12b-1, the Strategic Income Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

Table of Contents - Statement of Additional Information (SAI)

For the fiscal year ended September 30, 2014, the following Rule 12b-1 payments were made under the Plan:

Strategic Income Fund
Advertising	$757

Printing and Mailing of Prospectuses to other than current shareholders	$0

Compensation to Underwriters	$509

Compensation to Broker-Dealers	$248

Other	$0

Total	$757

The 12b-1 Plan may be terminated by the Strategic Income Fund at any time by a vote of the Trustees of who are not interested persons of the Trust and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of the Strategic Income Fund.  Messrs. Chrystal, DiUlio, Krause and Resis are currently the Rule 12b-1 Trustees.  Any change in the 12b-1 Plan that would materially increase the distribution expenses of the Strategic Income Fund provided for in the 12b-1 Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of the Strategic Income Fund’s shareholders.

POR TFOLIO MANAG ER

The sole adviser to the Strategic Income Fund is Ziegler Capital Management LLC.  The portfolio manager to the Strategic Income Fund may have responsibility for the day-to-day management of accounts other than the Strategic Income Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2014 for the portfolio manager.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paula Horn	1 $122,078,366	0 $0	369 $2,372,877,285	0 $0	0 $0	0 $0

The portfolio manager of the Adviser is often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Strategic Income Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between a Strategic Income Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio manager to cross securities (pursuant to these policies, if the Adviser is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from the Adviser’s Chief Compliance Officer and (b) inform the customer of the capacity in which the Adviser is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).

Table of Contents - Statement of Additional Information (SAI)

The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of September 30, 2014.  There are no differences between the method used to determine the portfolio manager’s compensation with respect to the Strategic Income Fund and other accounts.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Paula Horn	Salary (paid in cash)	Ziegler Capital Management, LLC
Ms. Horn’s salary is determined on an annual basis, and it is a fixed amount throughout the year.  It is not based on the performance of the Strategic Income Fund or on the value of the assets held in the Strategic Income Fund’s portfolio.

	Bonus (paid in cash)	Ziegler Capital Management, LLC	Ms. Horn is Chief Investment Officer of Ziegler Capital Management, LLC and receives a bonus based on the profitability of Ziegler Capital Management LLC.

The following table sets forth the dollar range of equity securities of the Strategic Income Fund beneficially owned by the portfolio manager as of September 30, 2014:

Name	Dollar Range of Equity Securities in the Strategic Income Fund
Paula Horn	$50,001 - $100,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

Under the Advisory Agreement, the Adviser is responsible for decisions to buy and sell securities for the Strategic Income Fund, broker dealer selection, and negotiation of brokerage commission rates.  (These activities of the Adviser are subject to the general supervision and responsibility of the Trust’s Board of Trustees, as are all of the activities of the Adviser under the Advisory Agreement.)  The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price.  Some of the portfolio transactions of the Strategic Income Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Strategic Income Fund.  Such principal transactions may, however, result in a profit to market makers.  In certain instances the Adviser may make purchases of underwritten issues for the Strategic Income Fund at prices that include underwriting fees.

Table of Contents - Statement of Additional Information (SAI)

In selecting a broker dealer to execute each particular transaction, the Adviser will take the following into consideration:  the best net price available; the reliability, integrity and financial condition of the broker dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker dealer to the investment performance of the Strategic Income Fund on a continuing basis.  Accordingly, the price to the Strategic Income Fund in any transaction may be less favorable than that available from another broker dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered.  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement solely by reason of its having caused the Strategic Income Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion.  The Adviser is further authorized to allocate the orders placed by it on behalf of the Strategic Income Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing.  Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker dealers to whom such allocations have been made and the basis therefore.

Brokerage Commissions

For the fiscal year ended September 30, 2014, the Strategic Income Fund paid brokerage commissions of $46,579.  The table below indicates the portion of the Strategic Income Fund’s aggregate brokerage that was directed to brokers who, in addition to providing trade execution, also supplied the Strategic Income Fund with research services.

Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
$14,285,552	$48,879

The following information is provided with respect to the Strategic Income Fund’s “regular broker-dealers.”  The term “regular broker-dealers” means generally, as of September 30, 2014, any of the ten brokers or dealers who, for the fiscal year ended September 30, 2014, (1) received the greatest dollar amount of brokerage commissions from the Funds, (2) engaged as principal in the largest dollar amount of portfolio transactions for the Funds, or (3) sold the largest dollar amount of securities of the Funds.

The chart below identifies the Strategic Income Fund’s “regular broker-dealers” the securities of which were purchased by the Strategic Income Fund during the fiscal year ended September 30, 2014 and the value of the Strategic Income Fund’s holdings of such securities as of September 30, 2014.  Where a value is listed as zero, the Strategic Income Fund no longer held any securities of the indicated broker-dealer as of September 30, 2014.

Regular Brokers	Strategic Income Fund
JP Morgan Chase & Company	$511,200
Goldman Sachs & Company	$509,708

Table of Contents - Statement of Additional Information (SAI)

Regular Brokers	Strategic Income Fund
Citigroup, Inc.	$500,469
Morgan Stanley	$496,875
Wells Fargo & Co.	$439,720

NET ASSET VALUE

The NAV of the Strategic Income Fund will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The Strategic Income Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of the Strategic Income Fund’s shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.  Unlisted securities held by the Strategic Income Fund are valued at the average of the quoted bid and asked prices in the OTC market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.  Short term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Other types of securities that the Strategic Income Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Strategic Income Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Strategic Income Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Strategic Income Fund determines its NAV per share.

The Strategic Income Fund prices foreign securities in terms of U.S. dollars at the official exchange rate.  Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.  If the Strategic Income Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

Table of Contents - Statement of Additional Information (SAI)

Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the NYSE.  For purposes of computing NAV, the Strategic Income Fund uses the market value of such securities as of the time their trading day ends.  Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events would not be reflected in the computation of the Strategic Income Fund’s NAV.  It is currently the policy of the Strategic Income Fund that events affecting the valuation of the Strategic Income Fund’s securities between such times and the close of the NYSE, if material, may be reflected in such NAV.

Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Strategic Income Fund’s NAV is not calculated.  When determining NAV, the Strategic Income Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded.  Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time.  It is currently the policy of the Strategic Income Fund that events affecting the valuation of the Strategic Income Fund’s securities occurring between the time its NAV is determined and the close of the NYSE, if material, may be reflected in such NAV.

The Strategic Income Fund reserves the right to suspend or postpone redemptions during any period when:  (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Strategic Income Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Strategic Income Fund not reasonably practicable.

INACTIVE ACCOUNTS

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the Strategic Income Fund and the purchase, ownership and disposition of shares. This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the Strategic Income Fund. For example, this summary does not discuss certain tax considerations that may be relevant to holders or holders who are subject to special rules under the Code, including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts.  In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state, or local taxes.

Taxation of the Fund

The Strategic Income Fund has elected to be treated, has qualified, and intends to qualify annually as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Strategic Income Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and the diversification of its assets.  If the Strategic Income Fund so qualifies as a regulated investment company, it will not be subject to U.S. federal income tax on the portion of its taxable investment income (including net short-term capital gain, if any), and net capital gain  (the excess of its net long-term capital gains over net short-term capital losses) that it distributes to its shareholders, provided it satisfies a minimum distribution requirement.  To satisfy the minimum distribution requirement, the Strategic Income Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Strategic Income Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

Table of Contents - Statement of Additional Information (SAI)

If the Strategic Income Fund failed to qualify as a regulated investment company under Subchapter M in any fiscal year or failed to meet the distribution requirement, it would be treated as a corporation for federal income tax purposes and, as such, Strategic Income Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations, whether or not the Strategic Income Fund distributed such income or gains.  In addition, distributions to the Strategic Income Fund’s shareholders, whether from the Strategic Income Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Strategic Income Fund.  However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Strategic Income Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Strategic Income Fund may cure a failure to qualify as a regulated investment company, but in order to do so it may incur significant fund-level taxes and may be forced to dispose of certain assets.  If the Strategic Income Fund failed to qualify as a regulated investment company for a period greater than two taxable years, it would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

As a regulated investment company, the Strategic Income Fund is generally not allowed to utilize any net operating loss realized in a taxable year in computing income in any prior or subsequent taxable year.  The Strategic Income Fund may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations.  If the net capital losses were incurred in a taxable year beginning on or before December 22, 2010 (“pre-2011 capital losses”), such capital losses may be carried forward eight taxable years and in the year to which they are carried forward, such losses are treated as short-term capital losses that offset short-term capital gains and then offset long-term capital gains.  Net capital losses incurred in taxable years beginning after December 22, 2010 (post-2010 capital losses) may be carried forward for an unlimited period but will be required to be utilized prior to pre-2011 capital losses, which carry an expiration date.  As a result of this ordering rule, pre-2011 capital loss carryforwards could expire unused if capital gains in excess of post-2010 capital losses are insufficient to absorb the pre-2011 capital losses prior to their expiration.  Additionally, post-2010 capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as required for pre-2011 capital losses.

The Code imposes a 4% nondeductible excise tax on the Strategic Income Fund to the extent the Strategic Income Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the Strategic Income Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Strategic Income Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax.  In that event, the Strategic Income Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Table of Contents - Statement of Additional Information (SAI)

Taxation of Shareholders

Dividends from the Strategic Income Fund’s net investment income, including short-term capital gains, are generally taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to investors at the lower rates applicable to qualified dividend income), while distributions of net capital gains are taxable to shareholders as long-term capital gains regardless of the shareholder’s holding period for the shares.  Dividends and distributions are taxable to shareholders whether received in cash or in additional shares.  In the case of corporate shareholders, a portion of the dividends from the Strategic Income Fund’s net investment income may qualify for the 70% dividends-received deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Strategic Income Fund will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution.  Even if the NAV of the shares of the Strategic Income Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder so that the dividend or distribution is the economic equivalent of a return of capital to the shareholder, the dividend or distribution will be taxable to the shareholder.

The Strategic Income Fund may determine not to distribute, or determine to defer the distribution of, some portion of its income and gains.  If it retains an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Strategic Income Fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Strategic Income Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Strategic Income Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares, and as a capital gain thereafter (if the shareholder holds his or her shares as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.

Table of Contents - Statement of Additional Information (SAI)

Dividends and distributions from the Strategic Income Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The Strategic Income Fund does not expect to be eligible to elect to pass through foreign taxes to its shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the Strategic Income Fund. Foreign taxes paid by the Strategic Income Fund may reduce the return from its investments.

Redemptions of shares will generally result in capital gain or loss for income tax purposes for shareholders who hold such shares for investment.  Such capital gain or loss will be long term or short term, depending on the shareholder’s holding period for the redeemed shares.  However, if a loss is realized on shares held for six months or less, and the investor received or is deemed to have received a capital gain distribution (including amounts credited to the shareholder as undistributed capital gains) with respect to shares during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received or deemed received. Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of regulated investment company shares, federal law requires regulated investment companies, such as the Strategic Income Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold.  These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Strategic Income Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Strategic Income Fund of such C corporation status or the Strategic Income Fund will presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Strategic Income Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Strategic Income Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS approved alternative methods.  A shareholder should contact the Strategic Income Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Strategic Income Fund will use the first-in first-out (“FIFO”) method as its default method for determining the shareholder’s cost basis.

Table of Contents - Statement of Additional Information (SAI)

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, on a redemption, exchange or sale of Strategic Income Fund shares purchased prior to January 1, 2012.  Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the Strategic Income Fund is not required to, and in many cases do not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Strategic Income Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

If a shareholder recognizes a loss with respect to the Strategic Income Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Federal law requires the Strategic Income Fund to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

Strategic Income Fund shareholders may be subject to state, local and foreign taxes on their distributions from the Strategic Income Fund.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor.  Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

GENERAL INFORMATION

Shareholder Meetings and Election of Trustees

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings.  The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of the Strategic Income Fund; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders.  The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders.  At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees.  In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding.  Trustees may appoint successor Trustees.

Shares of Beneficial Interest

The Trust will issue new shares of the Strategic Income Fund at the Strategic Income Fund’s most current NAV.  The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Trust has registered an indefinite number of shares of the Strategic Income Fund under Rule 24f-2 of the 1940 Act.  Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Strategic Income Fund only and have identical voting, dividend, redemption, liquidation and other rights.  The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable.  Shares have no preemptive, cumulative voting, subscription or conversion rights.  Shares can be issued as full shares or as fractions of shares.  A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Table of Contents - Statement of Additional Information (SAI)

The Strategic Income Fund offers two classes of shares, Investor Class shares and Institutional Class shares.  The Investor Class shares and Institutional Class shares represent an interest in the same assets of the Strategic Income Fund, have the same rights and are identical in all material respects except that (1) Investor Class shares bear distribution (12b-1) fees and Institutional Class shares are not subject to such fees (Institutional Class shares are subject to service fees); (2) Institutional Class shares have a higher minimum initial investment amount; (3) Institutional Class shares are subject to a threshold, below which such shares may be automatically converted into Investor Class shares; (4) Institutional Class shares are available only to shareholders who invest directly in the Strategic Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Strategic Income Fund or the Adviser; and (5) that the Board of Trustees may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Strategic Income Fund.

Additional Series

The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SECURITIES RATINGS

Set forth below is a description of ratings used by two major nationally recognized statistical ratings organizations (“NRSROs”), Standard & Poor’s Corporation (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”).  NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable.  NRSROs may change, suspend or withdraw their ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Table of Contents - Statement of Additional Information (SAI)

Moody’s Investors Service, Inc Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Corporate Long-Term Debt Ratings

Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

Table of Contents - Statement of Additional Information (SAI)

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

Likelihood of payment   capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation; and

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity,  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

“AAA”  This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

“AA”  Debt rated “AA” also qualifies as a high-quality fixed income security.  The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

“A”  An issued rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

“BBB”  An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt rated “BB” has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-”rating.

“B” - Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-”rating.

Table of Contents - Statement of Additional Information (SAI)

“CCC” - Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - The rating “CI” is reserved for income bonds on which no interest is being paid.

“D” - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

“Aaa”  Bonds which are rated “Aaa” are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”  Bonds which are “Aa” are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”  Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”  Bonds which are rated “Baa” are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”  Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

Table of Contents - Statement of Additional Information (SAI)

“B”  Bonds which are rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”  Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”  Bonds which are rated “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

“C”  Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP has been appointed by the Board of Trustees to serve as the Trust’s independent registered public accounting firm.

Table of Contents - Statement of Additional Information (SAI)

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust dated August 28, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
	(2)	Certificate of Amendment to Certificate of Trust dated June 1, 2005 was previously filed with the Registration Statement on Form N-1A on June 24, 2005 and is incorporated herein by reference.
	(3)	Certificate of Amendment to Certificate of Trust dated December 1, 2011 was previously filed with the Registration Statement on Form N-1A on January 30, 2013 and is incorporated herein by reference.
	(4)	Certificate of Amendment to Certificate of Trust dated January 31, 2013 was previously filed with the Registration Statement on Form N-1A on November 26, 2014 and is incorporated herein by reference.
	(5)	Certificate of Amendment to Certificate of Trust dated January 13, 2014 was previously filed with the Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
	(6)	Agreement and Declaration of Trust dated August 26, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
	(7)	Amendment to Agreement and Declaration of Trust dated June 1, 2005 was previously filed with the Trust’s Registration Statement on Form N-1A on June 24, 2005 and is incorporated herein by reference.
(b)	Amended and Restated Bylaws dated November 21, 2013 were previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and are incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated Bylaws.
(d)	Investment Advisory Agreement dated January 17, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.
(e)	Distribution Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.
(f)	Bonus or Profit Sharing Contracts – not applicable.
(g)	Custody Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

	(1)	Exhibit D to Custody Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.
(h)	Other Material Contracts
	(1)	Fund Administration Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Exhibit B to Fund Administration Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.

	(2)	Fund Accounting Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Exhibit D to Fund Accounting Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.

	(3)	Transfer Agent Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Exhibit B to Transfer Agent Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.

	(4)	Shareholder Services Agreement – not applicable.
	(5)	Operating Expenses Limitation Agreement dated January 31, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.
	(6)	(i) Power of Attorney for Ian A. Martin dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(ii) Power of Attorney for John Chrystal dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(iii)
Power of Attorney for Albert J. DiUlio, S.J. dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(iv) Power of Attorney for David S. Krause dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(v) Power of Attorney for Harry E. Resis dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)	Legal Opinion - filed herewith.
(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)	Omitted Financial Statements – not applicable.
(l)	Form of Subscription Agreement was previously filed with the Trust’s Registration Statement on August 29, 2003 and is incorporated herein by reference.
(m)	Rule 12b-1 Plan dated November 14, 2011 was previously filed with the Registration Statement on Form N-1A on November 29, 2012 and is incorporated herein by reference.
(n)	Rule 18f-3 Plan dated January 31, 2013 was previously filed with the Registration Statement on Form N-1A on January 30, 2013 and is incorporated herein by reference.
(o)	Reserved.
(p)	(1) Code of Ethics for the Registrant was previously filed with the Trust’s Registration Statement on Form N-1A on December 2, 2004 and is incorporated herein by reference.
(2) Code of Ethics for the Adviser was previously filed with the Trust’s Registration Statement on Form N-1A on November 26, 2014 and is incorporated herein by reference.
(3) Code of Ethics for Access Persons of Quasar Distributors, LLC was previously filed with the Trust’s Registration Statement on Form N-1A on March 28, 2014 and is incorporated herein by reference.

Item 29.	Persons Controlled by or under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.  With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

Item 31.	Business and Other Connections of Investment Adviser

With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-64334), dated November 26, 2014.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriters

(a)      Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Kirr Marbach Partners Funds, Inc.
Aegis Funds	Litman Gregory Funds Trust
Allied Asset Advisors Funds	LKCM Funds
Alpine Equity Trust	LoCorr Investment Trust
Alpine Income Trust	Loeb King Trust
Alpine Series Trust	Lord Asset Management Trust
Appleton Funds	MainGate Trust
Barrett Opportunity Fund, Inc.	Managed Portfolio Series
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Family of Funds, Inc.
Brown Advisory Funds	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
Capital Guardian Funds Trust	PRIMECAP Odyssey Funds
Compass EMP Funds Trust	Professionally Managed Portfolios
DoubleLine Funds Trust	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.
Evermore Funds Trust	Purisima Funds
FactorShares Trust	Rainier Investment Management Mutual Funds

First American Funds, Inc.	RBC Funds Trust
First American Investment Funds, Inc.	SCS Financial Funds
First American Strategy Funds, Inc.	Stone Ridge Trust
FundX Investment Trust	Thompson IM Funds, Inc.
Glenmede Fund, Inc.	TIFF Investment Program, Inc.
Glenmede Portfolios	Trust for Professional Managers
Greenspring Fund, Inc.	Trust for Advised Portfolios
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	USFS Funds Trust
Hennessy Funds Trust	Wall Street Fund, Inc.
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	WY Funds
Jacob Funds, Inc.	YCG Funds

(b)    To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None
(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)    Not applicable.

Item 33.	Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Ziegler Capital Management, LLC 70 West Madison Street, Suite 2400 Chicago, IL 60602
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee, WI 53202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that this Post-Effective Amendment No. 60 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) and has duly caused this Post-Effective Amendment No. 60 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 23rd day of January, 2015.

Trust for Advised Portfolios

By: /s/ Christopher E. Kashmerick
Christopher E. Kashmerick
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 60 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John Chrystal*	Trustee	January 23, 2015
John Chrystal

/s/ Albert J. DiUlio, S.J.*	Trustee	January 23, 2015
Albert J. DiUlio, S.J.

/s/ David S. Krause*	Trustee	January 23, 2015
David S. Krause

/s/ Harry E. Resis*	Trustee	January 23, 2015
Harry E. Resis

/s/ Ian Martin	Trustee	January 23, 2015
Ian A. Martin

/s/ Christopher E. Kashmerick	President and Principal Executive Officer	January 23, 2015
Christopher E. Kashmerick

/s/ Russell B. Simon	Treasurer and Principal Financial Officer	January 23, 2015
Russell B. Simon

*By: /s/ Christopher E. Kashmerick		January 23, 2015
Christopher E. Kashmerick Attorney-In Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Legal Opinion	(i)
Consent of Independent Registered Public Accounting Firm	(j)